                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or
         Rule 14a-12

                                 SIERRA HEALTH SERVICES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125  per Exchange  Act Rules  0-11(c)(1)(ii), 14a-6(i)(1),  14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                          SIERRA HEALTH SERVICES, INC.
                                 P.O. Box 15645
                          Las Vegas, Nevada 89114-5645

                                                                  March 31, 1995

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of Sierra Health Services, Inc., which will be held on Tuesday, May 16, 1995, at 10:00 a.m., local time, at the Sierra Health Services corporate complex, 2720 North Tenaya Way, Las Vegas, Nevada.

    The following Notice of Annual Meeting of Stockholders and Proxy Statement describes the items to be considered by the stockholders and contains certain information about the Company's officers and directors.

    Please sign and return the enclosed proxy card as soon as possible in the envelope provided so that your shares can be voted at the Meeting in accordance with your instructions. Even if you plan to attend the Meeting, we urge you to sign and promptly return the enclosed proxy. You can revoke the proxy at any time prior to voting, or vote your shares personally if you attend the Meeting. We look forward to seeing you.

                                          Sincerely,

                                          [SIG]

                                          Anthony M. Marlon, M.D.
                                          CHIEF EXECUTIVE OFFICER

                          SIERRA HEALTH SERVICES, INC.
                                 P.O. Box 15645
                          Las Vegas, Nevada 89114-5645

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD TUESDAY, MAY 16, 1995

                            ------------------------

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Sierra Health Services, Inc., a Nevada corporation (the "Company"), will be held at 10:00 a.m., local time, Tuesday, May 16, 1995, at the Sierra Health Services corporate complex, 2720 North Tenaya Way, Las Vegas, Nevada for the following purposes:

        1. To elect two directors for a two-year term and until their successors are duly elected and qualified.

        2.  To approve  the adoption of the  Company's 1995 Long-Term  Incentive
    Plan.

        3. To approve the adoption of the Company's 1995 Non-Employee Directors' Stock Plan.

        4. To ratify the appointment of Deloitte & Touche as the Company's auditors for 1995.

        5. To transact such other business as may properly come before the Meeting or any adjournments thereof.

    Only holders of record of the Company's Common Stock at the close of business on March 17, 1995 will be entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. As described in the attached Proxy Statement, the Board of Directors' nominees for election at the Annual Meeting as directors of the Company are: Anthony M. Marlon, M.D. and Thomas Y. Hartley.

    You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, please fill out, sign, date and return at your earliest convenience, in the envelope provided, the enclosed proxy card which is being solicited on behalf of the Company's Board of Directors. The proxy card shows the form in which your shares of Common Stock are registered. Your signature must be in the same form. The return of the proxy card does not affect your right to vote in person should you decide to attend the Annual Meeting. We look forward to seeing you.

                                          By Order of the Board of Directors,
                                          [SIG]
                                          Frank E. Collins
                                          SECRETARY

Las Vegas, Nevada
March 31, 1995

                                   IMPORTANT

    IN ORDER TO ENSURE THAT A QUORUM WILL BE REPRESENTED AT THE ANNUAL MEETING, STOCKHOLDERS ARE URGED TO SEND IN THEIR PROXY CARDS AS SOON AS POSSIBLE. A PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED. THE GIVING OF THIS PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON SHOULD YOU DECIDE TO ATTEND THE ANNUAL MEETING.

                          SIERRA HEALTH SERVICES, INC.
                                 P.O. Box 15645
                          Las Vegas, Nevada 89114-5645

                            ------------------------

                                PROXY STATEMENT
                                    FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                            ON TUESDAY, MAY 16, 1995

                            ------------------------

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sierra Health Services, Inc., a Nevada corporation (hereinafter referred to as the "Company"), for use at the 1995 Annual Meeting of Stockholders of the Company to be held at 10:00 a.m., local time, on Tuesday, May 16, 1995, at the Sierra Health Services corporate complex, 2720 North Tenaya Way, Las Vegas, Nevada, and at any adjournments thereof. The approximate date on which this Proxy Statement and the accompanying proxy card will first be sent to the Company's stockholders is March 31, 1995.

                          VOTING OF PROXY; REVOCATION

    Any stockholder who signs and returns the proxy may revoke it at any time before it has been voted by (i) delivering written notice to the Secretary of the Company of its revocation, (ii) executing and delivering to the Secretary of the Company a proxy bearing a later date, or (iii) attending the Meeting and voting in person. All properly executed proxies, if received in time for voting and not revoked, will be voted in accordance with the instructions specified, or, if no instructions are specified, will be voted (i) for the election of the two nominees described herein, (ii) for the approval of the adoption of the Company's 1995 Long-Term Incentive Plan, (iii) for the approval of the adoption of the Company's 1995 Non-Employee Directors' Stock Plan, (iv) ratification of the appointment of auditors, and (v) as to other matters which may properly come before the Meeting, in accordance with the best judgment of the proxy holders named on the accompanying proxy card.

                            EXPENSES OF SOLICITATION

    All expenses incurred in connection with this solicitation, including the costs of preparing, assembling and mailing the proxy soliciting materials, will be borne by the Company. Although there is no formal agreement to do so, the Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding the proxy soliciting materials to the beneficial owners of the Company's Common Stock (as defined below). In addition to solicitation by mail, proxies may be solicited in person, by telephone, or telecopy, by directors, officers and regular employees of the Company who will not receive additional compensation for such solicitations.

                               VOTING SECURITIES

    The Board of Directors has fixed the close of business on March 17, 1995 as the record date for the determination of holders of Common Stock entitled to notice of and to vote at the Meeting or any adjournments thereof. On the record date there were outstanding and entitled to vote 14,714,004 shares of Common Stock, par value $.005 per share, of the Company (the "Common Stock"). The presence in person or by proxy of the holders of record of shares representing a majority of the total issued and outstanding Common Stock will constitute a quorum at the Meeting.

    Stockholders are entitled to vote cumulatively for the election of directors if any stockholder gives notice to the President or Secretary of the Company not less than 48 hours before the Meeting that the stockholder desires that the voting for the election of directors be cumulative. If cumulative voting is so invoked, each stockholder is entitled to a number of votes for such election equal to the number of shares held by such stockholder multiplied by the number of directors to be elected (two), and may cast all votes for one nominee or distribute them among the nominees. Discretionary authority is being sought by the proxyholders to cumulate votes and distribute such votes among some or all of the nominees in the event that cumulative voting is invoked by any stockholder. On all other matters, each stockholder is entitled to one vote per share of Common Stock held of record by such holder.

    Assuming that a quorum is present at the Meeting, directors will be elected by a plurality of the votes cast at the Meeting by holders of shares present in person or represented by proxy, while approval of other items at the Meeting requires the affirmative vote of stockholders who hold at least a majority of the voting power present in person or represented by proxy and entitled to voting power at the Meeting. Abstentions and broker non-votes will not affect the election of directors. Abstentions will have the same effect as votes cast against each of the other proposals, but broker non-votes will not be counted as votes cast on such proposals.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of the Common Stock of the Company as of March 17, 1995 (except as otherwise noted in the footnotes below) by (1) each of the "named executives" in the Summary Compensation Table set forth under "Compensation of Executive Officers," (2) each director of the Company, (3) all directors and executive officers as a group, and (4) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock of the Company. Subject to applicable community property and similar statutes and except as otherwise noted in the footnotes below, each of the following persons has sole voting and dispositive power with respect to the shares that he or she beneficially owns. Except as noted below, the address of all stockholders, Directors, executive officers and nominees identified in the table and accompanying footnotes below is in care of the Company's principal executive offices.

                                             AMOUNT AND NATURE OF     PERCENTAGE OF
                                                  BENEFICIAL           OUTSTANDING
         NAME OF BENEFICIAL OWNER               OWNERSHIP (1)         COMMON STOCK
- ------------------------------------------  ----------------------  -----------------
Anthony M. Marlon, M.D.                           2,505,484(2)              17.0%
Erin E. MacDonald                                    29,878(3)              *
Jerry D. Reeves, M.D.                                14,724(4)              *
Michael Montalvo                                      4,336(5)              *
Robert A. Mayer                                      13,200(6)              *
Frank E. Collins                                     15,051(7)              *
Thomas Y. Hartley                                     4,000(8)              *
Charles L. Ruthe                                      5,300(9)              *
William J. Raggio                                    20,400(10)             *
All Directors and Executive Officers as a         2,694,603(11)             18.3%
 Group (12 persons)
Putnam Investments, Inc.                          1,942,675(12)             13.2%
Waddell & Reed Investment Management                726,300(13)              5.0%
 Company and Waddell & Reed Asset
 Management Company

- ------------------------

 *   Less than one percent

 (1) All share amounts on this table have been adjusted to reflect a two-for-one split of the Company's Common Stock distributed on or about January 11, 1993 to stockholders of record as of November 13, 1992.

 (2) Includes  30,000 shares that  can be acquired  within 60 days  of March 17,
     1995 upon the  exercise of  stock options, 825,484  shares held  indirectly through  the Marlon  Family Trust  ("Family Trust"),  1,649,000 shares held indirectly through a total of eight other trusts (the "Eight Trusts"),  and
     1,000  shares held indirectly through  a limited partnership (the "Partner-
     ship") in which Dr. Marlon and his  wife are the only limited partners  and
     general   partners.  Dr.  Marlon   as  managing  general   partner  of  the
     Partnership, has sole voting and dispositive power over the shares held  by the  Partnership. Dr.  Marlon and  his wife  are co-trustees  of the Family
     Trust, and Dr. Marlon  may be deemed to  have voting and dispositive  power over the shares held by the Family Trust and, therefore, to have beneficial ownership  with respect to such shares. Erin E. MacDonald, President, Chief
     Operating Officer and a director of the Company is the trustee or, together with Dr. Marlon,  a co-trustee of  each of the  Eight Trusts. Although  the trustee/co-trustees  of each of the Eight Trusts have express power to vote and dispose of  the shares  held in the  respective trusts,  either of  Dr.
     Marlon  or Ms. MacDonald may be deemed to have or share voting power and/or dispositive power over the shares held by the Eight Trusts and,  therefore, to  have  beneficial  ownership with  respect  to such  shares.  Dr. Marlon disclaims beneficial ownership as  to the shares held  by the Eight  Trusts and 500 of the shares held by the Partnership.
 (3) Includes  23,800 shares that  can be acquired  within 60 days  of March 17,
     1995 upon the exercise of stock options.
 (4) Includes 5,000 shares that can be acquired within 60 days of March 17, 1995 upon the exercise of stock options.
 (5) Includes 4,000 shares that can be acquired within 60 days of March 17, 1995 upon the exercise of stock options.
 (6) Includes 13,200 shares  that can be  acquired within 60  days of March  17,
     1995 upon the exercise of stock options.
 (7) Includes 7,400 shares that can be acquired within 60 days of March 17, 1995 upon the exercise of stock options.

 (8) Includes 2,000 shares that can be acquired within 60 days of March 17, 1995 upon the exercise of stock options.

 (9) Includes 4,400 shares that can be acquired within 60 days of March 17, 1995 upon the exercise of stock options.

(10) Includes 11,200 shares that can be acquired within 60 days of March 17, 1995 upon the exercise of stock options.

(11) Includes 124,440 shares that can be acquired within 60 days of March 17, 1995 upon the exercise of stock options.

(12) The business address of this stockholder is One Post Office Square, Boston,
     Massachusetts  02109.  Putnam  Investments,  Inc.  ("PI"),  a  wholly-owned subsidiary of  Marsh  & McLennan  Companies,  Inc., beneficially  owns  (a)
     1,518,575  shares of  Common Stock  beneficially owned  by its wholly-owned subsidiary, Putnam  Investment Management,  Inc. ("PIM"),  and (b)  424,100
     shares  of Common Stock beneficially  owned by its wholly-owned subsidiary,
     The Putnam  Advisory Company,  Inc.  ("PAC"). PIM  and PAC  are  registered investment  advisers  whose  securities holdings  set  forth  above include
     securities  beneficially  owned  by   their  clients,  which  may   include
     investment  companies registered  under the  Investment Company  Act and/or
     employee  benefit   plans,  pension   funds,  endowment   funds  or   other
     institutional  clients.  PIM  has no  voting  power, but  does  have shared dispositive power with respect to the shares beneficially owned by it.  PAC has  shared voting power with respect to 309,800 of the shares beneficially owned by it and shared dispositive power with respect to all of the  shares beneficially  owned  by it.  PI  has shared  voting  power with  respect to
     309,800 of the shares beneficially owned by it and shared dispositive power with respect to all of the shares beneficially owned by it.

     All of the foregoing information is based on the number of shares reported as beneficially owned by this stockholder at December 31, 1994 and upon information contained in this stockholder's Schedule 13G dated February 8, 1995.

(13) The  business address of these stockholders  is 6300 Lamar Avenue, Overland
     Park, Kansas  66202-4200.  Waddell  & Reed  Investment  Management  Company
     ("WRIMC")  and Waddell  & Reed  Asset Management  Company ("WRAMC") benefi-
     cially  owned  726,300  shares  of   Common  Stock  and  are   wholly-owned
     subsidiaries of Waddell & Reed, Inc. WRIMC beneficially owns 715,200 shares of  Common Stock and WRAMC beneficially owns 11,100 shares of Common Stock.
     Both WRIMC and  WRAMC are registered  investment advisers whose  securities holdings  set forth  above include  securities beneficially  owned by their clients. WRIMC  has  sole voting  power  and sole  dispositive  power  with respect  to all of the shares beneficially owned by it and WRAMC has shared voting power and shares dispositive power with respect to all of the shares beneficially owned by it.
     All of the foregoing information is based on the number of shares  reported as  beneficially owned by these stockholders  at December 31, 1994 and upon information provided  by them,  including  information contained  in  their
     Schedule 13G's dated February 14, 1995.

ITEM NO. 1 -- ELECTION OF DIRECTORS

    The Bylaws of the Company provide that the Board of Directors shall consist of not less than three nor more than seven directors, with the exact number to be fixed by the Board. At a meeting held on December 13, 1994, the Board of Directors of the Company fixed the number of directors at five. The Bylaws of the Company also provide for two classes of directors, as nearly equal in number as possible, with each class serving for a term of two years. At the 1995 Annual Meeting of Stockholders, the terms of Anthony M. Marlon, M.D and Thomas Y. Hartley will expire and two directors shall be elected to serve for a term of two years expiring at the 1997 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The three remaining directors' terms will continue until the 1996 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The proxy holders named on the accompanying proxy card intend to vote the shares represented by each proxy authorizing votes for the two nominees listed below in favor of the two nominees, and if cumulative voting is invoked, to distribute, in such proportion as they see fit, the two votes represented by each such share among the two nominees named below. Proxies cannot be voted for a greater number of persons than the number of nominees named.

    The Company's Board of Directors has nominated Dr. Marlon and Mr. Hartley for reelection to the Board. Both nominees are presently members of the Board of Directors and have consented to being named herein and to serve if elected. The Company does not know of anything that would preclude any nominee from serving if elected. If any nominee for any reason should become unable or unwilling to stand for election as a director, the proxies authorizing votes for such nominee will be voted for the election of such nominee as the Board of Directors may nominate. The identity of each nominee for Director and each continuing Director of the Company, and certain information with respect to each of them, is set forth below.

           NOMINEES FOR ELECTION AS DIRECTORS FOR A TERM OF TWO YEARS

    ANTHONY M. MARLON, M.D., 52, has been the Chief Executive Officer and a Director of the Company since its inception in June 1984. Dr. Marlon also served as President until August 10, 1994. Dr. Marlon held similar executive positions with several of the Company's predecessors dating back to 1972, the year of inception of the Company's predecessor physician group. In those capacities, he organized and managed the Company's predecessor physician group, ambulatory surgical facility, management company and HMO. Dr. Marlon has served as Associate Professor of Medicine at the University of Nevada School of Medical Sciences since 1975. Dr. Marlon has held positions as Chief, Division of Cardiology, and Medical Director, Cardiac Rehabilitation, of University Medical Center of Southern Nevada from 1972 to 1985, Clinical Associate of the
Department of Medicine at the University of Arizona from 1973 to 1979 and Clinical Associate Professor, Department of Medicine, Tulane University, New Orleans from 1973 to 1977. Dr. Marlon is a board-certified specialist in internal medicine and cardiovascular diseases. In 1967, Dr. Marlon received his M.D. from State University of New York and completed his internship, residency and cardiology fellowship at Stanford University. In 1986, Dr. Marlon was appointed to the Federal Task Force on Long Term Health Care Policies by Dr. Otis R. Bowen, then Secretary of Health and Human Services. In July 1988, Dr. Marlon was appointed to the Board of Trustees of the Nevada Development
Authority, a non-profit organization dedicated to the expansion and diversification of the southern Nevada business community. On February 7, 1991, in connection with the resolution of an investigation by the U.S. Attorney's Office, Las Vegas, Nevada into allegations that officers and employees of the Company provided false and misleading information to the Office of Personnel Management ("OPM"), Dr. Marlon pled guilty to a misdemeanor offense for knowingly providing to OPM a false certificate that the Company's health maintenance organization ("HMO") was utilizing community rating in setting the rates of the 1988 contract between the HMO and OPM. On May 24, 1991, Dr. Marlon was sentenced to 24 months probation and was fined $25,000. In connection with the OPM matter, Dr. Marlon also relinquished compensation for a period of six months, and another officer of the Company relinquished compensation for two months. As part of the resolution, the Company agreed to provide free medical services having a value of $500,000 to indigent and uninsured residents in the Las Vegas area. As a result of Dr. Marlon's guilty plea to a misdemeanor, Dr. Marlon received a written letter of reprimand from the Board of Medical Examiners of the State of Nevada which had no impact on the Company's operations or Dr. Marlon's medical license.

    THOMAS Y. HARTLEY, 61, has been a Director of the Company since June 1992. He is President and Chief Operating Officer of Colbert Golf Design and Development, Inc. in Las Vegas, Nevada, a position he has held since 1991. Prior to that, from 1988 until 1991, Mr. Hartley held similar positions with Jim Colbert Golf, Inc. in Las Vegas. From 1959 until his retirement in 1988, Mr. Hartley worked in various capacities for Deloitte Haskins & Sells (currently Deloitte & Touche), retiring as area managing partner in charge of Las Vegas, Reno, Phoenix, and Tucson. Mr. Hartley, who obtained his degree in business from Ohio University in 1955, is a Certified Public Accountant. He is active in many Las Vegas civic and charitable organizations. Mr. Hartley has served on the Board of Directors of Rio Suite Hotel & Casino, Inc. since 1990. He has served on the Boards of Directors of Southwest Gas Corporation and Primerit Bank (the latter being a subsidiary of Southwest Gas Corporation) since 1991.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR THE ELECTION OF ANTHONY M. MARLON, M.D. AND THOMAS Y. HARTLEY AS DIRECTORS OF THE COMPANY.

                CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 1996

    CHARLES L. RUTHE, 60, has been a Director of the Company since September 1984, and Chairman of the Board of Directors of the Company's HMO subsidiary, Health Plan of Nevada, Inc., since 1984. He was also a member of the Board of Directors of one of the Company's predecessors. Mr. Ruthe has been the owner of Charles L. Ruthe and Associates, Inc., a real estate brokerage firm in Las Vegas, Nevada since 1975. From 1975 to September 1988, Mr. Ruthe served as President of the real estate brokerage firm. In September 1988, Mr. Ruthe relinquished that position to assume the position of Chairman of the Board of the real estate brokerage firm. Mr. Ruthe is the President of The Boyd Gaming Corporation, which operates several Nevada hotel/casinos. He has been with The Boyd Gaming Corporation since 1983. He was a director of First Interstate Bank of Nevada from 1979 to 1983 and Vice Chairman of the Board of Directors of First Western Financial Corporation, the parent company of a savings and loan company, from 1985 to 1991. Mr. Ruthe was President of the Nevada State Chamber of Commerce in 1977.

    WILLIAM J. RAGGIO, 68, has been a Director of the Company since September 1984. He has been a State Senator of Nevada since 1972 and was Washoe County, Nevada District Attorney from 1958 to 1970. He was a senior partner in the law firm of Raggio, Wooster & Lindell, Ltd. from 1970 until June 1991. Since July 1991, he has been a senior partner in the law firm of Vargas & Bartlett. Mr. Raggio is currently Vice President, General Counsel and a director of Sahara Gaming Corporation, a corporation which operates several Nevada hotel/casinos.

    ERIN E. MACDONALD, 47, has been a Director of the Company since December 14, 1992. She was appointed President and Chief Operating Officer effective August 10, 1994 and had previously served as Senior Vice President of Operations since December 31, 1992. From October 1984 until March 1990, Ms. MacDonald served as Vice President of HMO Operations. On March 12, 1990, Ms. MacDonald's title was changed to Vice President of HMO and Insurance Operations, which title she held until December 31, 1992. She also served as President of the Company's HMO from December 1985 to December 1992, as well as President of Sierra Health and Life Insurance Company, Inc., the Company's insurance subsidiary, from April 1990 until December 1992. From 1983 to 1984, she was the Director of the Company's northern Nevada HMO. From 1980 to 1983, Ms. MacDonald was the Operations Manager of the Company's predecessor physician group. During 1980, Ms. MacDonald was employed by Pfizer, Inc., a pharmaceutical company, monitoring drug research projects at major medical centers.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

    During the fiscal year ended December 31, 1994, the Board of Directors of the Company held 11 meetings and acted by unanimous written consent 6 times.

    The Company's Audit Committee held four meetings during the fiscal year ended December 31, 1994, two of which were held contemporaneously with meetings of the Board of Directors. The current members of the Audit Committee are Messrs. Hartley, Raggio and Ruthe. The principal functions of the Audit Committee are to review with management and the Company's independent public accountants the scope and results of the various audits conducted during the year, to discuss with management and the Company's independent public accountants the Company's annual financial statements, and to review fees paid to, and the scope of services provided by, the Company's independent public accountants. In addition, the Audit Committee reviews the scope of work and findings of the Company's internal audit department.

    The Company's Compensation Committee held two meetings during the fiscal year ended December 31, 1994, contemporaneously with meetings of the Board of Directors. The members of the Company's Compensation Committee are Messrs. Hartley, Raggio and Ruthe. The principal function of the Compensation Committee is to make recommendations concerning the Company's compensation programs, including the Company's 1986 Stock Option Plan and other bonus and incentive plans.

    The Company's Stock Plan Committee held three meetings during the fiscal year ended December 31, 1994, contemporaneously with meetings of the Board of Directors. The members of the Company's Stock Plan Committee are Messrs. Hartley, Raggio and Ruthe. The function of the Stock Plan Committee is to administer the Company's stock-based incentive programs in its capacities as the "Stock Option Plan Committee," "the Committee" and the "Administrative Committee" under the 1986 Stock Option Plan, the Capital Accumulation Plan, and the 1985 Employee Stock Purchase Plan, respectively.

    The Board of Directors does not have a Nominating Committee. The Board will consider nominees for election to the Board of Directors recommended by the Company's stockholders. All such recommendations, which must include appropriate biographical information, for the Company's next annual stockholders meeting in May 1996 should be submitted in writing to the Secretary at the Company's principal executive offices no later than December 2, 1995.

                       EXECUTIVE OFFICERS OF THE COMPANY

    The executive officers of the Company are appointed annually by the Board of Directors of the Company and serve at the discretion of the Board. The executive officers of the Company, other than Dr. Marlon and Ms. MacDonald, who are described above, their respective ages and positions and certain other information with respect to each of them are set forth below:

           NAME                 AGE                                   POSITION
- --------------------------      ---      ------------------------------------------------------------------
Frank E. Collins                    41   Secretary and General Counsel
William R. Godfrey                  50   Vice President, Administrative Services
Larry S. Howard                     39   Vice President, HMO and Insurance Operations
Michael A. Montalvo                 50   Vice President, Marketing, Sales and Underwriting Operations
Jerry D. Reeves, M.D.               50   Vice President, Health Care Operations
Marie H. Soldo                      54   Vice President, Government Affairs and Special Projects
James L. Starr                      31   Vice President, Chief Financial Officer and Treasurer

    Frank E. Collins joined the Company in June 1986 as General Counsel and Secretary. He received his Juris Doctorate in May of 1979 from the University of Missouri at Kansas City School of Law. He is a member of the Missouri Bar Association. From 1981 to 1986, Mr. Collins was employed by Blue Cross and Blue Shield of Kansas City. He originally served as Staff Legal Counsel until he assumed the position of Associate General Counsel in early 1986. His responsibilities included assisting in the development and implementation of a federally qualified HMO and a preferred provider organization ("PPO"). From 1979 to 1981, he served as counsel for the Missouri Division of Insurance, where he was responsible for providing legal advice on insurance- and HMO-related regulatory issues.

    William R. Godfrey was appointed Vice President, Health Delivery Finance in October 1984. In September 1985, Mr. Godfrey's duties and title were changed to Vice President of Administrative

Services with responsibilities for directing the Company's facilities, personnel management, purchasing, and print shop activities. From 1974 to 1984, Mr. Godfrey was the Controller of the Company's predecessor physician group.

    Larry S. Howard was appointed Vice President of HMO and Insurance Operations on December 31, 1992. On that date, he also assumed the titles of President of the Company's HMO, Health Plan of Nevada, Inc., and insurance subsidiary, Sierra Health and Life Insurance Company, Inc. From February 1990 until December 31, 1992, he served as Assistant Vice President, HMO and Insurance Operations for the Company. Prior to this promotion, he was the Vice President and Chief Operating Officer of both the Company's HMO and insurance subsidiaries. Mr. Howard served as Vice President/ Chief Operating Officer of the Company's HMO from December 1987 to February 1990. From September 1986 to December 1987, he was the Director of Operations for the Company's Las Vegas HMO operation. From March 1986 to September 1986, he was an HMO Project Manager for the Company.

    Michael A. Montalvo was appointed Vice President of Marketing and Sales in April 1993. In August 1994, he also assumed responsibility for the Company's underwriting department. Prior to joining the Company, he served as Sales Director for The Travelers, an insurance company in southern California, from November 1991 to April 1993. From 1990 to 1991, Mr. Montalvo served as Senior Vice President for Managed Health Network, an employee assistance program and managed care mental health company located in Los Angeles, California. From 1986 to 1990, he was in charge of the California sales and marketing efforts with respect to managed care indemnity, PPO and HMO products for Equicor, Inc., an employee benefits company. From 1963 to 1986, Mr. Montalvo held various positions with The Equitable Life Insurance Company, ultimately becoming the financial officer responsible for underwriting, contracts, proposals and management information systems for the western and west-central regions.

    Jerry D. Reeves, M.D. joined the Company as a pediatrician at the Company's multi-specialty medical group subsidiary in September 1988. He was appointed President of the multi-specialty medical group, Southwest Medical Associates, on April 3, 1989. In January 1993, he also assumed the title of Vice President of Medical Affairs of the Company; this title was changed to Vice President of Health Care Operations in August 1994. Prior to his employment with the Company, from 1986 to 1988, he was Chief of the Clinical Medicine Division at Headquarters United States Air Forces in Europe with responsibilities for the organization and quality of Medical Care Services in Air Force Medical Facilities in Europe. From 1984 to 1986, Dr. Reeves was the Chairman of the Department of Pediatrics, United States Air Forces Regional Medical Center, Wiesbaden, Germany. Dr. Reeves received his medical doctorate from Baylor
College of Medicine in 1971. He is board certified in pediatrics and in pediatric hematology/oncology and has held teaching positions with University of California School of Medicine and Uniformed Services University of Health Sciences. In addition to his twenty years of clinical practice, he has published results of his clinical research in medical journals and has directed residency training programs.

    Marie H. Soldo joined the Company in September 1984 as Vice President of Planning and Development. She was appointed Vice President of Government Affairs and Special Projects on January 1, 1988. From 1981 to 1984, Ms. Soldo was a Branch Chief in the Division of Qualification, Office of Health Maintenance Organizations, U.S. Department of Health and Human Services in Rockville, Maryland. Her responsibilities included evaluating applications for HMO qualification and directing the development of qualification standards for HMO and other health plans seeking contracts with the Health Care Financing Administration. From 1978 to 1981, Ms. Soldo was a Regional HMO Program
Consultant for the U.S. Department of Health and Human Services in San Francisco, California where she was responsible for promoting HMO development, monitoring operations and funding developing HMOs in the region.

    James L. Starr was appointed Vice President of Finance, Chief Financial Officer and Treasurer of the Company effective August 31, 1994. Prior to that he had served as Assistant Vice President-Controller since November 1993, and as Director of Finance and Corporate Controller since he joined the Company in 1989. Prior to joining the Company, Mr. Starr was a Senior Accountant at Deloitte & Touche (formerly Deloitte Haskins & Sells) in Las Vegas from 1987 to 1989. Prior to that Mr. Starr was employed by Arthur Andersen & Company in Los Angeles. Mr. Starr is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and the Nevada State Society of Certified Public Accountants.

    Notwithstanding anything to the contrary in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, (the "1934 Act") that might have incorporated future filings, including this Proxy Statement, in whole or in part, the following report and the Comparative Stock Performance Graph on page 13 shall not be incorporated by reference into any such filings.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors (the "Committee") is composed entirely of outside directors and is responsible for developing and making recommendations to the Board with respect to the Company's compensation policies. In addition, the Committee has the authority to determine the annual compensation to be paid to the Chief Executive Officer ("CEO") and the Company's other executive officers. The same three outside directors also serve as the Company's Stock Plan Committee, the committee that administers the Company's stock-based incentive compensation plans.

    During 1991, 1992 and 1994 the Committee used the services of a compensation consultant from Deloitte & Touche to help develop internal compensation guidelines and objectives and to survey, for comparative purposes, industry, peer group, and national companies for director and officer compensation and stock ownership data. The data substantiates that the Company's compensation package is competitive with employers of comparable size in its industry.

    The fundamental objectives of the Company's executive compensation programs are:

        1. To support the achievement of Company annual and longer-term strategic goals;

        2. To attract and retain superior individuals critical to the long-term success of the Company;

        3.  To reward performance; and

        4. To tie the executives' interests to the success of the Company and thus to an increase in stockholder value.

    As part of its desire to strengthen the last objective mentioned above, the Company retained a compensation consultant during 1994 to survey stock ownership requirements that have been adopted by other companies and to recommend appropriate ownership requirements for the executive officers of the Company. Based on these recommendations during 1994, the Committee approved a plan requiring that certain stock ownership levels be reached and maintained by these executive officers within designated time periods. Such ownership levels are determined according to base salary.

    The Company's compensation policies, plans and programs for 1994 generally were unaffected by the adoption of new Section 162(m) of the Internal Revenue Code, contained in the Omnibus Budget Reconciliation Act of 1993. Section 162(m) generally disallows a public company's tax deduction for compensation to the chief executive officer and the four other most highly compensated executive officers in excess of $1,000,000 in any tax year beginning on or after January 1, 1994. Under Section 162(m), compensation that qualifies as "performance-based compensation" is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible even though such compensation may (together with other compensation) exceed $1,000,000 in a given year. The Company has in the past and intends in the future to grant stock options with an exercise price at least equal to 100% of fair market value of the underlying stock at the date of grant. Such options should qualify as

"performance-based compensation." There can be no assurance, however, that in the future all compensation in excess of $1,000,000 will qualify as "performance-based compensation" that is fully deductible by the Company under
Section 162(m). In addition, the Committee (or the Board of Directors) may conclude that compliance with Section 162(m) would impose burdens or costs that outweigh the benefits to the Company of preserving such deductions.

    The Company's executive compensation program is comprised of base salary, annual bonus, long-term incentive compensation in the form of a stock option plan and a capital accumulation or "phantom stock" plan, and various other benefits that are generally available to all employees of the Company, including medical, pension, and employee stock purchase plans.

    Base salaries for the executive officers are, as a rule, set somewhat below the industry average. This is done in order to link a greater percentage of the officer's pay to long-term incentives which increase in value based on corporate performance.

    Once each year, in December, the Committee reviews the CEO's base salary and sets its amount for the following year based on competitive compensation data, such as the data included in the surveys referenced above, the Committee's assessment of the CEO's past performance, based on factors such as those considered by the Committee when determining the CEO's bonus, and the Committee's expectation regarding the CEO's future contributions to the Company. For the other executive officers, the Committee sets a permissible range of increase in salary from the previous year and allows the CEO to set actual salaries for the officers within those parameters based on each officer's individual performance and achievement of goals.

    The annual incentive bonus payment for the CEO and the other senior officers is intended to reward key employee performance for assisting the Company in achieving financial success and maximizing stockholder value. Based on the Company's financial results for any given year, the Committee determines whether or not to fund the bonus pool and at what level. Based on job position, eligible employees are placed into specific categories. The Committee decided during 1994 that the incentive target for the CEO should be set at a higher percentage than for the other senior officers because it was deemed appropriate that a higher percentage of his compensation should be based upon his individual performance. As a result, at its December 13, 1994 meeting, the Committee set the following bonus categories: Category I, for the CEO, has a maximum bonus potential of 100% of base salary; Category II, for Senior Management, has a maximum bonus potential of 50% of base salary; Category III, for corporate vice presidents and subsidiary presidents, has a maximum bonus potential of 30% of base salary; and Category IV, for all other eligible employees in the bonus pool, has a maximum bonus potential of 20% of base salary. Other than the CEO who is in Category I, all the named executives are in Category II. For 1994, an individual's bonus amount, including the CEO's, was determined by the following formula which was established by the Committee:

    50% of the bonus potential is based on Company performance units, including the meeting of budgetary goals, departmental goals, management practices goals, and productivity goals.

    40% of the bonus potential is based on individual employee performance based on an annual merit review conducted by the CEO relating to the achievement of certain goals established by the CEO.

    10% of the bonus is based on length of service, broken down as follows: three to five years of service entitles the employee to a bonus potential of up to 5%, six or more years of service entitles the employee to the full 10% in this category.

    The Compensation Committee determines the bonus amount granted to the CEO. The CEO is, in turn, responsible for recommending the amounts to be allocated from the bonus pool to all other eligible employees, including the named executives, based on the foregoing formula established by the Compensation Committee.

    In December 1993, the Compensation Committee voted to set Dr. Marlon's 1994 base salary at $412,000. In December 1994, they set his 1995 base salary at $425,000, a 3% increase. This percentage of increase was in line with the increase granted to the rest of the executive officers of the Company. In

December 1994, Dr. Marlon was also granted a 1994 bonus of $300,000, or 73% of his 1994 base salary. Dr. Marlon received another $12,360 during 1994 as part of a Company-wide bonus program available to all employees. The Committee felt this bonus amount was justified, based, in part, because of the Company's financial performance in 1994 when earnings per share increased by 20% over the previous year and net income increased by 27%. In addition, the return on average assets, excluding the offering proceeds, was 13.8% and the return on average equity, excluding the offering proceeds, was 29.4%. The Committee also weighed Dr. Marlon's pivotal role in the Company's successful 1994 expansion into the Houston marketplace. It was further noted that the Company's success in its recent public offering of stock was largely attributable to Dr. Marlon's overall guidance of the Company and to his successful presentation of the Company's current performance and future opportunities to the financial community. Finally, the Committee subjectively assessed Dr. Marlon's contributions to the Company's accomplishments, both past and present, and discussed how these accomplishments were in large measure due to the vision and leadership he provided. Based on these and other subjective factors, the Committee concluded that Dr. Marlon's contributions to the Company's successful performance merited the incentive payment he was being awarded which, the Committee noted, was in line with like payments by other comparable companies.

    The long-term stock-based incentive plans offered by the Company are designed to tie the officers' interests directly to those of the shareholders. The following types of awards have been granted to executive officers and other key employees:

    1986 Stock Option Plan -- a right to purchase shares of common stock over a stated period at the fair market value per share as of the date the option is granted. Stock options customarily vest 20% per year after the first anniversary of the date of grant. During 1994, five of the six named executives, with the exception of Mr. Mayer, were granted stock options by the Stock Plan Committee at its December meeting (see Table, Option Grants in Fiscal Year 1994). The number of options granted reflects competitive industry practices as well as the Committee's assessment of the individual's relative value to the Company based, in part, upon each individual's evaluation by his or her supervisor; and

    Capital Accumulation Plan -- a right to receive share units under a phantom stock plan that entitles the recipients to benefits based upon the increase, if any, in the fair market value of the Common Stock from the date of the share unit award to the date of payout of benefits. Effective March 19, 1991, the recipients of outstanding share unit awards, which recipients include five of the six named executives, with the exception of Mr. Montalvo, agreed to an amendment to such share unit awards to provide that, for purposes of calculating the amount the recipient is entitled to upon payout, the fair market value of the Company's Common Stock on the date of the payout shall not exceed $11.9375 per share (adjusted to reflect the Company's two-for-one stock split.) The share unit awards, which vest 20% per year for five years after the first anniversary of the grant, were awarded to such recipients in 1990 at a grant price of $3.375 per share. (as adjusted for the Company's two-for-one stock split.)

    To continue the focus on compensation tied to enhanced stockholder value, the Compensation Committee has proposed a 1995 Long-Term Incentive Plan for stockholder approval. A copy of the plan document is attached as Exhibit A to this Proxy Statement. The proposed plan provides authority for the Stock Plan Committee to use a range of long-term incentive devices to motivate, attract and retain high quality executive talent. In addition, the plan is flexible enough to allow the Stock Plan Committee to make long-term incentive awards in a form responsive to changes in legislation and regulations affecting taxation for the Company. Upon approval of the plan by the stockholders, authority to make further grants under the Company's 1986 Stock Option Plan and the Capital Accumulation Plan will be terminated.

    The tables which follow, and the accompanying narrative and footnotes, reflect the decisions covered by the above discussion.

        CHARLES L. RUTHE        WILLIAM J. RAGGIO       THOMAS Y. HARTLEY

COMPARATIVE STOCK PERFORMANCE

    The graph below compares the cumulative total stockholder return on the Common Stock of the Company for the last five fiscal years with the cumulative total return on the S&P Composite Index and a group of peer companies over the same period (assuming the investment of $100 in the Company's Common Stock, the S&P Composite Index, and the peer company index on December 31, 1989, and reinvestment of all dividends).

                                                  CUMULATIVE TOTAL RETURN
                                          ---------------------------------------
                                          1989   1990   1991   1992   1993   1994
                                          ----   ----   ----   ----   ----   ----
SIERRA HEALTH SVCS INC..................   100    159    214    501    513    733
PEER GROUP..............................   100    155    353    582    716    869
S & P 500...............................   100     97    126    136    150    152

- ------------------------
The peer group is comprised of the following companies: Foundation Health Corporation, HMO America, Coventry, FHP International Corporation, US Healthcare, Inc., United Healthcare, Oxford Health Plans, Inc., Pacificare, Ramsay-HMO, Inc., Healthsource, and Intergroup Healthcare Corporation.

COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth information concerning the annual and long term compensation for services in all capacities to the Company for the fiscal years ended December 31, 1994, 1993 and 1992, of (a) the Chief Executive Officer during the 1994 fiscal year, (b) each of the four most highly compensated executive officers, other than the Chief Executive Officer, for the 1994 fiscal year, and (c) one former executive officer of the Company who resigned his position as an executive officer in August 1994, (hereinafter collectively referred to as the "named executives"):

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG TERM COMPENSATION
                                                                                       -----------------------------
                                                                                          AWARDS
                                                                                       ------------
                                                    ANNUAL COMPENSATION                 SECURITIES       PAYOUTS
                                        --------------------------------------------    UNDERLYING    --------------    ALL OTHER
            NAME AND                                                  OTHER ANNUAL     OPTIONS/SARS        LTIP        COMPENSATION
       PRINCIPAL POSITION         YEAR  SALARY ($)(1)   BONUS ($)   COMPENSATION ($)    (#)(6)(7)     PAYOUTS ($)(8)      ($)(9)
- --------------------------------  ----  -------------   ---------   ----------------   ------------   --------------   ------------
Anthony M. Marlon, M.D.           1994     412,000       312,360                           5,000         171,250          7,620
 Chief Executive Officer          1993     400,000       200,000                          50,000         171,250          9,214
                                  1992     377,576       165,000                          20,000         171,250          8,941
Erin E. MacDonald                 1994     275,000       145,750               (5)        55,000         171,250          7,620
 President,                       1993     198,269        68,000          1,958           50,000         171,250          9,214
 Chief Operating Officer          1992     156,153        66,000         10,022(5)        10,000         171,250          8,941
Jerry D. Reeves, M.D.             1994     203,700        93,761                           6,000          34,250          7,620
 Vice President,                  1993     179,611        63,000                          25,000          34,250          9,214
 Health Care Operations           1992     169,533        42,000                           4,500          34,250          8,941
Michael A. Montalvo(2)            1994     136,750        72,453                          10,000                          6,498
 Vice President Marketing, Sales  1993      94,289        58,195(3)                       10,000
 and Underwriting Operations      1992
Robert A. Mayer(4)                1994     216,069                       64,598(5)        50,000         171,250          7,620
 Employee                         1993     197,500        64,000         72,737(5)        10,000         171,250          9,214
                                  1992     172,500        68,000                                         171,250          8,941
Frank E. Collins                  1994     136,475        65,062                           5,000          85,625          7,620
 Secretary and                    1993     134,306        39,000                          25,000          85,625          9,214
 General Counsel                  1992     122,692        42,000                           7,500          85,625          8,941

- ------------------------------
(1) Amounts shown include cash compensation earned and received by the named executives as well as amounts earned but deferred at the election of those officers.
(2)  Mr. Montalvo joined the Company in April 1993.
(3) The 1993 bonus amount for Mr. Montalvo includes a $33,195 sign-on bonus granted at hire.
(4) Mr. Mayer was a member of the Board of Directors from June 1990 until August 31, 1994. He was an executive officer of the Company from February 1989 until August 31, 1994, holding the offices of Senior Vice President, Chief Financial Officer and Treasurer. On August 15, 1994 he resigned each of these positions, as well as his positions on the boards of subsidiary companies, effective August 31, 1994. Mr. Mayer will continue to be employed by the Company through June 1995, but he is no longer an executive officer of the Company.
(5) Money received from the exercise of tax equalization payments (TEPs) granted in tandem with certain stock option awards under the Company's 1986 Stock Option Plan.
(6) In 1991, in order to limit the impact on earnings of charges for incentive compensation, the Board of Directors eliminated all outstanding stock appreciation rights (SARs). Such SARs had been granted in tandem with certain option awards under the Company's 1986 Stock Option Plan.
(7) All numbers in this table relating to the number of option awards have been adjusted to reflect a two-for-one split of the Company's Common Stock distributed on or about January 11, 1993 to stockholders of record as of November 13, 1992.
(8) "LTIP" means long-term incentive plan. The numbers reflect satisfaction of the Company's payment obligation with respect to vested share units under the Company's Capital Accumulation Plan.
(9) Represents contributions made by the Company to the Company's Profit Sharing/401(k) Plan and Trust on behalf of the named executives. This plan is the major retirement vehicle available to the Company's employees, including the named executives.

STOCK OPTIONS

    The following table contains information concerning the grants of stock options to the named executives during fiscal year 1994:

                       OPTION GRANTS IN FISCAL YEAR 1994

                                                                                                       POTENTIAL
                                                         INDIVIDUAL GRANTS                         RELIABLE VALUE AT
                                     ----------------------------------------------------------     ASSUMED ANNUAL
                                        NUMBER OF       % OF TOTAL                               RATES OF STOCK PRICE
                                       SECURITIES         OPTIONS                                  APPRECIATION FOR
                                       UNDERLYING       GRANTED TO     EXERCISE OR                    OPTION TERM
                                         OPTIONS       EMPLOYEES IN    BASE PRICE   EXPIRATION   ---------------------
               NAME                  GRANTED (#)(1)        1994         ($/SH)(4)      DATE       5% ($)     10% ($)
- -----------------------------------  ---------------  ---------------  -----------  -----------  ---------  ----------
Anthony M. Marlon, M.D.                     5,000(3)          3.23%     $  28.625     12/12/00   $  48,676  $  110,430
 Chief Executive Officer
Erin E. MacDonald                          50,000(2)         32.32%     $  26.375     08/09/00   $ 448,501  $1,017,496
 President,                                 5,000(3)          3.23%     $  28.625     12/12/00   $  48,676  $  110,430
 Chief Operating Officer
Jerry D. Reeves, M.D.                       6,000(3)          3.88%     $  28.625     12/12/00   $  58,411  $  132,515
 Vice President,
 Health Care Operations
Michael A. Montalvo                        10,000(3)          6.46%     $  28.625     12/12/00   $  97,352  $  220,859
 Vice President, Marketing, Sales
 and Underwriting Operations
Robert A. Mayer(5)                              0                0              0                        0           0
 Employee
Frank Collins                               5,000(3)          3.23%     $  28.625     12/12/00   $  48,676  $  110,430
 Secretary and General Counsel

- ------------------------------
(1) All grants were made pursuant to the Company's 1986 Stock Option Plan (the "1986 Plan"). The 1986 Plan provides for the granting of (a) options for the purchase of Common Stock of the Company, which may be "incentive stock options" under Section 422 of the Internal Revenue Code of 1986 or nonqualified stock options, (b) tandem stock appreciation rights ("SARs"), and (c) tandem tax equalization payment rights ("TEPs"). No SARs or TEPs were granted with the above awards. The options expire not more than ten years from the date of grant, except that incentive stock options granted to an optionee who owns more than 10% of the voting stock of the Company expire five years from the date of grant. The options shown above vest and are exercisable at the rate of 20% per year starting with the first anniversary date of the grant. Upon a change of control of the Company, as described in the 1986 Plan, the vesting of the options shall be automatically accelerated, so that the options outstanding at the time of such change of control will be exercisable immediately prior to the effective date of such change of control; provided, however, that the Stock Plan Committee administering the 1986 Plan may exclude a change of control transaction from the foregoing provisions and permit the option to continue to vest in accordance with its original terms. In addition, the options shown above shall terminate and may no longer be exercised if the respective optionee ceases to be an employee or director of the Company, except for certain post-termination exercise terms in the case of involuntary termination for any reason other than death, the death of the optionee, and an optionee's leave of absence. In addition, the options shown above will be deemed to have been terminated on the date on which the optionee's employment or tenure as a director is terminated if such termination is for "cause." All numbers and prices in this table have been adjusted to reflect a two-for-one split of the Company's Common Stock distributed on or about January 11, 1993 to stockholders of record as of November 13, 1992.

(2)  Options granted on August 10, 1994.

(3)  Options granted on December 13, 1994.

(4) All options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the option grant date. The exercise price may be paid by the optionee in cash or by check, except that the Stock Plan Committee may, in its discretion, allow such payment to be by surrender of unrestricted shares of the Company's Common Stock (at their then fair market value on the date of exercise), or by a combination of cash, check and unrestricted shares.

(5) Mr. Mayer was a member of the Board of Directors from June 1990 until August 31, 1994. He was an executive officer of the Company from February 1989 until August 31, 1994, holding the offices of Senior Vice President, Chief Financial Officer and Treasurer. On August 15, 1994 he resigned each of these positions, as well as his positions on the boards of subsidiary companies, effective August 31, 1994. Mr. Mayer will continue to be employed by the Company through June 1995, but he is no longer an executive officer of the Company.

OPTION EXERCISES AND HOLDINGS

    The  following  table  provides  information,  with  respect  to  the  named
executives,   concerning  the  exercise  of   options  during  fiscal  1994  and
unexercised options held as of the end of such fiscal year.

     AGGREGATED OPTION EXERCISES IN FISCAL 1994 AND YEAR-END OPTION VALUES

                                                                                 NUMBER OF
                                                                                 SECURITIES         VALUE OF
                                                                                 UNDERLYING        UNEXERCISED
                                                                                UNEXERCISED       IN-THE-MONEY
                                                                                 OPTIONS AT        OPTIONS AT
                                                                                 FY-END (#)        FY-END ($)
                                        SHARES ACQUIRED          VALUE          EXERCISABLE/      EXERCISABLE/
                NAME                    ON EXERCISE (#)     REALIZED ($)(1)    UNEXERCISABLE    UNEXERCISABLE (2)
- -------------------------------------  -----------------  -------------------  --------------  -------------------
Anthony M. Marlon, M.D.                            0                    0      118,000/57,000  $2,247,500/$814,375
 Chief Executive Officer
Erin E. MacDonald                             71,268          $ 1,086,640      12,000/101,800  $173,750/$1,004,088(3)
 President, Chief Operating Officer
Jerry D. Reeves, M.D.                         12,967      $       171,663        1,300/29,500     $28,288/$386,313
 Vice President, Health Care
 Operations
Michael A. Montalvo                                0                    0        2,000/18,000     $30,500/$152,000
 Vice President, Marketing,
 Sales and Underwriting Operations
Robert A. Mayer(4)                            89,668      $     1,377,726        1,400/46,800     $22,300/$726,588(3)
 Employee
Frank Collins                                 38,167      $       593,740        2,000/29,900     $39,813/$409,700
 Secretary and General Counsel

- ------------------------------
(1) Represents market price at exercise date less exercise price. The amount does not include payments received from the exercise of TEPs granted in tandem with certain options.

(2) Based on the closing price of the Common Stock of the Company on December 31, 1994, which was $31.625, minus the exercise price of the option. There is no guarantee that if and when these options are exercised they will have this value.

(3) Does not include amounts realizable through the exercise of TEPs granted in tandem with certain options.

(4) Mr. Mayer was a member of the Board of Directors from June 1990 until August 31, 1994. He was an executive officer of the Company from February 1989 until August 31, 1994, holding the offices of Senior Vice President, Chief Financial Officer and Treasurer. On August 15, 1994 he resigned each of these positions, as well as his positions on the boards of subsidiary companies, effective August 31, 1994. Mr. Mayer will continue to be employed by the Company through June 1995, but he is no longer an executive officer of the Company.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

    In August 1994, the Company entered into new five year employment agreements with its Chief Executive Office, President, and Vice President of Administrative Services and two or three year employment agreements with its other executive officers, including the other named executives, except Mr. Mayer whose employment contract was not renewed. These agreements are terminable by the executive officers upon 60 days notice. These agreements provide that in the event of (i) termination without cause, (ii) a change of control not approved by the Board of Directors or (iii) a change of control approved by the Board of Directors and a subsequent termination without cause or diminution of duties or compensation, the Company will be obligated to provide scheduled payments to the affected executive officer equivalent to salary for two years for the Chief Executive Officer, eighteen months for the President and six months to one year for the other executives. The employment agreements contemplate annual adjustments in compensation based on performance, responsibilities, and changes in the cost of living. Under these agreements, these named executives may not engage in any business in the State of Nevada that is in direct competition with the Company during a period of one year following termination of employment.

    As described in footnote 1 to the table entitled Option Grants in Fiscal Year 1994, under certain circumstances the exercisability of options granted to named executives is accelerated in the event of certain changes of control.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Compensation Committee are the three non-employee directors, Messrs. Hartley, Raggio and Ruthe.

    Mr. Raggio is a senior partner of Vargas & Bartlett, a Nevada law firm which during 1994 rendered legal services to the Company.

    Mr. Ruthe is the Chairman of the Board, owner and former president of a real estate brokerage firm. During 1994, the Company exercised an option to purchase a parcel of property adjacent to its home office building and corporate administrative headquarters, subject to receiving the approval of the City of Las Vegas. If the sale is completed, a brokerage commission of approximately $96,000 will be payable by the City of Las Vegas to Mr. Ruthe's firm.

DIRECTOR COMPENSATION

    During 1994, directors who are not officers of the Company were paid $10,000 per annum, plus a $1,000 meeting fee for meetings attended, including committee meetings of the Board. Mr. Raggio, Mr. Ruthe, and Mr. Hartley were paid, in the aggregate, $31,000, $33,000, and $35,000, respectively. During 1994, Mr. Ruthe received $6,900 as director's fees for his position as Chairman of the Board of Health Plan of Nevada, Inc., the HMO subsidiary of the Company.

    Effective March 16, 1992, the 1986 Stock Option Plan was amended to provide for automatic annual grants to outside directors of six-year options, vesting at 20% per year starting with the first anniversary of the date of grant, to purchase 1,000 shares (adjusted to 2,000 shares post-stock split) of Common Stock at a per share exercise price equal to the fair market value of the Common Stock on the date of grant. On January 20, 1994, options representing 2,000 shares of Common Stock at a per share exercise price of $27.00 were automatically granted to Messrs. Raggio, Ruthe, and Hartley under the terms of the 1986 Stock Option Plan. On January 20, 1995, Messrs. Raggio, Ruthe and Hartley were each granted options representing 2,000 shares of Common Stock at a per share exercise price of $30.875.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    For  information  concerning Certain  Related  Transactions with  respect to
Messrs.  Raggio  and  Ruthe,   Directors  of  the   Company,  please  refer   to
"Compensation Committee Interlocks and Insider Participation."

    In March 1994, the Company purchased all of the outstanding stock of two companies, North Medical Building, Inc. ("NMBI") and South Medical Building, Inc. ("SMBI"), from which the Company's multi-specialty medical group leased medical facilities. The two companies and their predecessor limited partnerships were partially owned by affiliates and other stockholders of the Company, including Dr. Marlon and Mr. Godfrey.

    The purchase price for all of the outstanding stock of NMBI and SMBI was approximately $11.4 million in the aggregate in cash and assumed liabilities. The purchase price for each of the two companies was based on the appraised value of the companies' land and medical facilities. The appraisals were prepared by Shelli Lowe & Associates, Real Estate Appraisers and Consultants. The purchase price for NMBI consisted of approximately $2.4 million in cash and approximately $4.9 million in assumed liabilities. The purchase price for SMBI consisted of approximately $1.6 million in cash and approximately $2.5 million in assumed liabilities. The amounts paid to Dr. Marlon for his aggregate interests in NMBI and SMBI were $737,739 and $262,763, respectively. Mr. Godfrey received $104,834 for his interest in NMBI. Dr. Marlon's parents received $246,555 for their interest in SMBI. Lease payments to the predecessor limited partnerships of NMBI and SMBI were approximately $1.5 million, $1.6 million and $1.7 million in 1991, 1992 and 1993, respectively.

    Dr. Marlon and Mr. Godfrey had direct interests in the purchase transactions, as they had financial interests in both the Company and NMBI, and, in the case of Dr. Marlon, also in SMBI. The transactions were approved by a majority of disinterested directors of the Company.

ITEM NO. 2 -- APPROVAL OF THE 1995 LONG-TERM INCENTIVE PLAN

    The Company's Board of Directors believes that attracting and retaining executives and other key employees of high quality is essential to the Company's growth and success. The Board also believes that important advantages to the Company are gained by a comprehensive compensation program which may include different types of incentives for motivating employees of the Company and rewards for outstanding service. In this regard, stock options and other stock-related awards have been and will continue to be an important element of compensation for executives and other employees, because such awards enable employees to acquire or increase their proprietary interest in the Company, thereby promoting a closer identity of interests between employees and the Company's stockholders. Such awards also provide to employees an increased incentive to expend their maximum efforts for the success of the Company's business.

    Accordingly, on February 14, 1995 the Company's Stock Plan Committee (the "Committee"), recommended and the Board of Directors adopted, subject to stockholder approval, the 1995 Long-Term Incentive Plan (the "1995 Plan"). The terms of the 1995 Plan will give the Committee which will administer the 1995 Plan, great flexibility and broad discretion to design awards to executives involving stock, including options, stock appreciation rights ("SARs") and a variety of other stock-related awards (collectively, "Awards"). This flexibility will permit the Company to meet the rapidly changing requirements under the tax laws, securities laws, and corporate law, provide for positive stockholder relations, and most importantly achieve the purposes of such Awards to provide substantial incentives to executives for excellent performance. Additionally, the Committee may require achievement of pre-established performance targets as a condition of Awards being granted, exercised or settled under the 1995 Plan, or as a condition to accelerating the timing of such events.

    At the Annual Meeting, the Company's stockholders will be asked to approve the 1995 Plan, including the material terms of its performance goals for those Awards that are intended to be performance-based. This approval is required, among other reasons, to ensure that compensation earned by and paid to certain executive officers of the Company pursuant to fair market value stock options and SARs and performance-based awards granted under the 1995 Plan will be deductible by the Company for federal income tax purposes. Since 1994, Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), has limited deductions for publicly held companies with respect to compensation in excess of $1,000,000 paid to certain of their executive officers. Assuming the stockholders' approval is obtained, compensation payable under the 1995 Plan attributable to fair market value stock options and SARs and certain performance-based awards, which is otherwise deductible, should not be subject to this limitation. (See "Compensation Committee Report on Executive Compensation")

    It is intended that the 1995 Plan will replace the Company's Second Amended and Restated 1986 Stock Option Plan (the "1986 Plan") and the Company's Second Restated Capital Accumulation Plan (the "CAP Plan"). Therefore, the Board of Directors has determined to terminate authority to make further awards under the 1986 Plan and the CAP Plan upon stockholder approval of the 1995 Plan. Outstanding awards under the 1986 Plan and the CAP Plan will remain in effect.

    The following is a brief description of the material features of the 1995 Plan. Such description is qualified in its entirety by reference to the full text of the 1995 Plan, a copy of which is attached to this Proxy Statement as Exhibit A.

    SHARES AVAILABLE AND AWARD LIMITATIONS. Under the 1995 Plan, the number of shares of Common Stock reserved and available for Awards is 1,200,000 plus the number of shares reserved for the grant of awards under the 1986 Plan and the CAP Plan but which have not been and will not be issued under those Plans (approximately 15,000 shares and 400,000 shares, respectively). Shares subject to forfeited or expired Awards or to an Award that is settled in cash or is otherwise terminated without issuance of shares to the participant and shares withheld by or surrendered to the Company to satisfy withholding tax obligations or in payment of the exercise price of an Award will be deemed to remain available for Awards under the 1995 Plan. Shares delivered under the 1995 Plan may be either newly issued or treasury shares.

    In addition, the 1995 Plan includes a limitation on the amount of Awards that may be granted to any one participant in a given calendar year in order to qualify Awards as "performance-based compensation" not subject to the limitation of Section 162(m) of the Code. Under this annual per-person limitation, no participant may in any year be granted awards under the 1995 Plan with respect to more than 200,000 shares of Common Stock.

    Adjustments to the number and kind of shares subject to the share limitations and annual per-person limitations under the 1995 Plan are authorized in the event that a dividend or other distribution (whether in cash, shares, or other property), recapitalization, reclassification, stock split, reorganization, business combination, or other similar corporate transaction or event affects the Common Stock. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or to changes in applicable laws, regulations, or accounting principles.

    On March 14, 1995, the last reported sale price of the Company's Common Stock on the composite tape for New York Stock Exchange-listed securities was $30.375 per share.

    ELIGIBILITY. Executive officers and other key employees of the Company and its subsidiaries, including any director who is also an executive officer or employee of the Company, are eligible to be granted awards under the 1995 Plan. No member of the Committee will be eligible to be granted awards under the 1995 Plan. At present, approximately 90 persons would be eligible for Awards under the 1995 Plan.

    ADMINISTRATION. The 1995 Plan is administered by the Committee, the members of which must each be a "disinterested person" as defined under Rule 16b-3 under the Exchange Act. Subject to the terms and conditions of the 1995 Plan, the Committee is authorized to designate participants, determine the type and number of Awards to be granted and the number of shares to which Awards will relate, specify times at which awards will be exercisable or settled (including performance conditions that may be required as a condition thereof), set other terms and conditions of such Awards, prescribe forms of Award agreements, interpret and specify the 1995 Plan and the rules and regulations relating to the 1995 Plan, and make all other determinations which may be necessary or advisable for the administration of the 1995 Plan. The 1995 Plan provides that Committee members shall not be personally liable, and shall be fully indemnified, in connection with any action, determination, or interpretation taken or made in good faith under the 1995 Plan.

    STOCK OPTIONS AND SARS. The Committee is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and SARs entitling the participant to receive the excess of the fair market value of a share on the date of exercise or other specified date over the grant price of the SAR. The exercise price of an option and the grant price of an SAR is determined by the Committee, but generally may not be less than the fair market value of the stock on the date of grant (except as described below). The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment, generally are fixed by the Committee, subject to a restriction that no ISO, or SAR in tandem therewith, may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, stock or other property (possibly including notes or obligations to make payment on a deferred basis) or by surrender of other outstanding awards, having a fair market value equal to the exercise price. Reload stock options, which automatically replace a portion of exercised options with new
options,  are  permitted  to  be  granted  under  the  1995  Plan.  Methods   of
exercise and settlement and other terms of SARs will be determined by the Committee. SARs granted under the 1995 Plan may include "limited SARs" exercisable for a stated period of time following a "change in control" of the Company, as discussed below.

    RESTRICTED AND DEFERRED STOCK. The Committee is authorized to make Awards of restricted stock and deferred stock. Prior to the end of the restricted period, shares received as restricted stock may not be sold or disposed of by participants, and may be forfeited in the event of termination of employment. The restricted period generally is established by the Committee, but Restricted Stock must be forfeitable for at least three years in the event of the termination of the participant's employment under certain circumstances if the grant or lapse of restrictions is not conditioned upon achievement of a performance objective. Such an Award would entitle the participant to all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends thereon, unless otherwise determined by the Committee. Deferred stock gives participants the right to receive shares at the end of a specified deferral period, subject to forfeiture of the Award in the event of termination of employment under certain circumstances prior to the end of a specified restricted period (which need not be the same as the deferral period). Prior to settlement, deferred stock Awards carry no voting or dividend rights or other rights associated with stock ownership, but dividend equivalents may be paid on such deferred stock.

    OTHER STOCK-BASED AWARDS, BONUS STOCK, AND AWARDS IN LIEU OF CASH OBLIGATIONS. The 1995 Plan authorizes the Committee to grant Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Common Stock. The Committee will determine the terms and conditions of such Awards, including the consideration to be paid to exercise Awards in the nature of purchase rights, the periods during which Awards will be outstanding, and any forfeiture conditions and restrictions on Awards. In addition, the Committee is authorized to grant shares as a bonus free of restrictions, or to grant shares or other Awards in lieu of the Company's obligations under other plans or compensatory arrangements, subject to such terms as the Committee may specify.

    PERFORMANCE-BASED AWARDS. The Committee may require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition of Awards being granted or becoming exercisable or settleable under the 1995 Plan, or as a condition to accelerating the timing of such events. If so determined by the Committee, in order to avoid the limitations of Section 162(m) under the Code, the business criteria used by the Committee in establishing performance goals applicable to awards to the chief executive officer and the four other most highly compensated executive officers will be selected exclusively from among the following: (i) the Company's annual return on equity,
(ii)  its annual earnings per share, (iii) changes in its annual revenues and/or
(iv) strategic business criteria, consisting of one or more objectives based on specified revenue, market penetration, geographic business expansion and cost targets, and goals relating to acquisitions or divestitures as specified by the Committee.

    OTHER TERMS OF AWARDS. Awards may be settled in cash, stock, other Awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on any deferred amounts. The Committee is authorized to place cash, shares or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the 1995 Plan. The Committee may condition Awards on the payment of taxes such as by withholding a portion of the stock or other property to be distributed (or previously acquired stock or other property surrendered by the participant) in order to satisfy tax obligations. Awards granted under the 1995 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Committee may in the future permit transfers if and to the extent that the regulations of the Securities and Exchange Commission are modified to allow transfers for estate planning purposes.

    Awards under the 1995 Plan will generally be granted in consideration solely of services. The Committee may, however, grant awards alone or in addition to, in tandem with or in substitution for any other Award under the 1995 Plan, other awards under other Company plans, or other rights to payment from the Company. Awards granted in addition to or in tandem with other awards may be granted either at the same time or at different times. If an Award is granted in substitution for another award, the participant must surrender such other award in consideration for the grant of the new Award, and the exercise price, grant price, or purchase price of the new Award may be adjusted downward to reflect the "in-the-money" value of the surrendered award.

    VESTING, FORFEITURES, AND ACCELERATION THEREOF. The Committee may, in its discretion determine the vesting schedule of options and other Awards, the circumstances that will result in forfeiture of the Awards, the post-termination exercise periods of options and similar Awards, and the events that will result in acceleration of the ability to exercise and the lapse of restrictions, or the expiration of any deferral period, on any Award. In addition, the 1995 Plan provides that in the event of a Change of Control of the Company, outstanding Awards granted six months or more prior to such Change of Control will immediately vest and be fully exercisable and any restrictions, deferral of settlement and forfeiture conditions of such Awards will lapse. A Change of Control means an event in which (i) the Company shall merge or consolidate with any other corporation and shall not be the surviving corporation; (ii) the Company shall transfer all or substantially all of its assets to any other person; or (iii) any person shall have become the beneficial owner of more than 50% of the voting securities of the Company.

    AMENDMENT AND TERMINATION OF THE 1995 PLAN. The Board of Directors may amend, alter, suspend, discontinue, or terminate the 1995 Plan or the Committee's authority to grant awards thereunder without stockholder approval unless required by law, regulation, or stock exchange rules, or deemed advisable. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the plan or broaden eligibility. Unless earlier terminated, the 1995 Plan will terminate at such time that no shares reserved under the 1995 Plan remain available and the Company has no further obligation with respect to any outstanding award.

    FEDERAL INCOME TAX IMPLICATIONS OF THE 1995 PLAN. The following is a brief description of the federal income tax consequences generally arising with respect to Awards that may be granted under the 1995 Plan. The grant of an option or SAR (including a stock-based award in the nature of a purchase right) will create no federal income tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an ISO (unless the alternative minimum tax applies to the recipient). Upon exercising an option other than an ISO (including a stock-based Award in the nature of a purchase right), the participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and nonforfeitable stock acquired on the date of exercise. Upon exercising an SAR, the participant must generally recognize ordinary income equal to the cash or to the fair market value of the freely transferable and nonforfeitable stock received.

    Upon a disposition of shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the ISO minus the exercise price or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price. Otherwise, a participant's disposition of shares acquired upon the exercise of an option or SAR generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares (generally, the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option or SAR).

    The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with options and SARs. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares for the applicable ISO holding periods prior to disposition of the shares.

    With respect to other Awards granted under the 1995 Plan that may be settled either in cash or in stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of stock or other property actually received. The Company will be entitled to a deduction for the same amount. With respect to awards involving stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits such shares or property he would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he previously paid tax.

    The foregoing provides only a general description of the application of federal income tax laws to certain types of awards under the 1995 Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 1995 Plan as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. Different tax rules may apply, including in the case of variations in transactions that are permitted under the 1995 Plan (such as payment of the exercise price of an option by surrender of previously acquired shares) and with respect to a participant who is subject to Section 16 of the 1934 Act, when he or she acquires stock in a transaction that would otherwise result in taxation within six months after the Award is deemed granted under Section 16. The summary does not address the effects of other federal taxes (including possible "golden parachute" excise taxes) or taxes imposed under state, local, or foreign tax laws.

    As discussed above, compensation that qualifies as "performance-based compensation" is excluded from the $1,000,000 deductibility cap of Code Section 162(m), and therefore remains fully deductible by the company that pays it. Under the 1995 Plan, options and SARs granted with an exercise price or grant price at least equal to 100% of fair market value of the underlying stock at the date of grant, and certain other Awards which are conditioned upon achievement of performance goals are intended to qualify as such "performance-based compensation." Final regulations under Section 162(m), which have not been adopted yet by the Internal Revenue Service, may adversely affect the ability of the Company to ensure that such options, SARs and other performance-based Awards under the 1995 Plan will qualify as "performance-based compensation" that is fully deductible. Other Awards under the 1995 Plan would not so qualify, with the result that compensation paid to certain executives in connection with such Awards may, to the extent it and other compensation subject to Section 162(m)'s deductibility cap exceeds $1,000,000 in a given year, be subject to the limitation of Section 162(m).

    VOTE REQUIRED FOR APPROVAL. Approval of the 1995 Long-Term Incentive Plan will require the affirmative vote of holders of a majority of the voting power of the issued and outstanding voting securities present in person or represented by proxy and entitled to vote. Anthony M. Marlon, a director and principal stockholder of the Company, intends to cast his vote "FOR" approval of the 1995 Plan.

    The Board of Directors considers the 1995 Plan to be in the best interests of the Company and its stockholders and recommends that the stockholders vote FOR approval.

ITEM NO. 3 -- APPROVAL OF THE 1995 NON-EMPLOYEE DIRECTORS' STOCK PLAN

    On February 14, 1995, the Board of Directors of the Company adopted, subject to stockholder approval, the 1995 Non-Employee Directors' Stock Plan (the "Directors' Plan"). The Directors' Plan is intended to promote ownership by non-employee Directors of a greater proprietary interest in the Company, thereby aligning such Directors' interests more closely with the interests of stockholders of the Company, and to assist the Company in attracting and retaining highly qualified persons to serve as Directors.

    The Board of Directors adopted the Directors' Plan in connection with the termination of the Company's 1986 Stock Option Plan (the "1986 Plan"). SEE "APPROVAL OF THE 1995 LONG-TERM INCENTIVE PLAN." Since January 20, 1992, the 1986 Plan has provided for automatic annual grants, to each non-employee director, of an option to purchase 2,000 shares of the Company's Common Stock. The Directors' Plan provides for automatic annual grants and allows non-employee directors to elect to receive their fees in the form of Common Stock.

    The following is a brief description of the material terms of the Directors' Plan. Such description is qualified in its entirety by reference to the full text of the Directors' Plan, a copy of which is attached to this Proxy Statement as Exhibit B.

    The Directors' Plan generally provides for an annual grant to each Director who is not an employee of the Company or any subsidiary of an option to purchase 3,000 shares of Common Stock. Such grants will be made automatically (i) on the date on which a person is first elected to the Board of Directors, and (ii) on January 20, 1996 and on each January 20 thereafter (except in the case of a Director who received options upon election to the Board within six months prior to any such January 20). Messrs. Hartley, Raggio and Ruthe would qualify as non-employee Directors under the Directors' Plan.

    Stock options granted under the Directors' Plan are non-qualified stock options having an exercise price equal to 100% of the fair market value of the Common Stock at the date of grant. Directors are not required to pay any cash consideration at the time of grant of options. A Director may pay the exercise price of an option in cash or by surrendering previously acquired shares of Common Stock. On March 14, 1995, the reported closing price of the Company's Common Stock in New York Stock Exchange Composite Transactions was $30.375 per share.

    One-fifth of the stock options granted under the Directors' Plan become exercisable on each anniversary date of their grant, although such options will become immediately exercisable if the optionee ceases serving as a Director due to death or disability or, in the case of an Option granted six months or more prior to a Change of Control, upon such Change of Control. A Change of Control means an event in which (i) the Company shall merge or consolidate with any other corporation and shall not be the surviving corporation; (ii) the Company shall transfer all or substantially all of its assets to any other person; or
(iii) any person shall have become the beneficial owner of more than 50% of the voting securities of the Company. Otherwise, such options may be exercised after a Director ceases to serve as a member of the Board only to the extent that the options were exercisable at the date the Director ceases to serve.

    Such options will expire at the earliest of (i) ten years after the date of grant, (ii) one year after the optionee ceases serving as a Director due to death or disability, or (iii) six months after the optionee ceases serving as a Director for any other reason, except that, if the optionee dies during the one year or six month post termination period, such period shall be extended until the date one year after the optionee's death (but in no event more than ten years after the date of grant). Options generally will not be transferable otherwise than by will or by the laws of descent and distribution or to a designated beneficiary in the event of death, and are exercisable during the Director's lifetime only by the Director, except that transfers of options for estate planning purposes will be permitted if regulations are modified (as currently proposed) to permit such transfers.

    The Directors' Plan also permits a non-employee Director to elect to receive fees otherwise payable in cash in the form of Common Stock, or receive such fees in the form of "deferred stock." A director may make such an election for up to the full amount of the fees payable to him or her, including annual retainer fees and fees for service on Board committees. (See "Director Compensation") If a director elects to receive fees in the form of Common Stock, the Company will issue a number of shares having an aggregate fair market value equal to the fees that are payable. If a Director elects to receive fees in the form of deferred stock, the Company will credit a deferral account established for the Director with a number of shares of deferred stock equal in fair market value to the fees payable at such date. If dividends are declared and paid on Common Stock, dividend equivalents will be credited on the deferred stock then credited to a Director's account, and such amounts generally will be deemed to be reinvested in additional deferred stock. Deferred stock will be settled by delivery of an equal number of shares of common stock to the Director at such time or times as he or she elects. Shares of Common Stock and deferred stock so acquired under the Directors' Plan are nonforfeitable.

    A total of 60,000 shares of Common Stock are reserved and available for issuance under the Directors' Plan. Such shares may be authorized and unissued shares or treasury shares. If any stock option expires without having been exercised in full, the shares subject to the unexercised portion of the option will again be available for issuance under the Directors' Plan. The aggregate number and kind of shares issuable under the Directors' Plan, the number and kind of shares subject to each automatic annual option grant, the number and kind of shares subject to outstanding options and the exercise price thereof, the kind of shares to be issued in lieu of fees and the number and kind of shares to be issued in settlement of deferred stock will be appropriately adjusted in the event of a recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split, stock dividend, certain other extraordinary dividends, liquidation, dissolution, or other similar corporate transaction or event affecting Common Stock, in order to prevent dilution or enlargement of Directors' rights under the Directors' Plan.

    The Directors' Plan will be administered by the Board of Directors, provided that any action by the Board shall be taken only if approved by vote of a majority of the Directors who are not then eligible to participate in the Directors' Plan. The Directors' Plan may be amended, altered, suspended, discontinued, or terminated by the Board without stockholder approval, unless required by law or regulation or deemed advisable.

    The Directors' Plan will become effective upon its approval by stockholders. Unless earlier terminated by the Board, the Directors' Plan will terminate when no shares under the Plan remain available and the Company and Directors have no further rights and obligations under the Directors' Plan.

    NEW PLAN BENEFITS TABLE. The following table sets forth the number of options that would have been automatically granted to non-employee Directors as a group under the Directors' Plan in 1994 had the Directors' Plan been in effect during that year:

                               NEW PLAN BENEFITS
                   NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

               NAME AND POSITION                  NUMBER OF OPTIONS
- -----------------------------------------------  -------------------
Non-employee Directors (3 in number)                      9,000

It is not possible at present to predict the number of shares that will be issuable under the Directors' Plan to non-employee Directors who receive fees in the form of Common Stock or deferred stock.

    FEDERAL INCOME TAX CONSEQUENCES. The following is a brief description of the federal income tax consequences of options that may be granted and stock or deferred stock issued in lieu of fees under the Directors' Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to Directors who participate in the Directors' Plan.

    The grant of an option will create no tax consequences for the optionee or the Company. Upon exercise of an option, the optionee must generally recognize ordinary income equal to the fair market value of the Common Stock acquired on the date of exercise minus the exercise price, and the Company will be entitled to a deduction equal to the amount recognized as ordinary income by the optionee. A sale of shares acquired upon the exercise of an option generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the optionee's tax basis (generally, the exercise price plus the amount recognized as ordinary income) in such shares. There will be no tax consequences to the Company from a Director's sale of option shares.

    If a Director acquires Common Stock in lieu of fees, he or she will recognize ordinary income equal to the fair market value of the Common Stock acquired on the date of acquisition. If a Director is credited with deferred stock in lieu of fees, he or she will recognize ordinary income when Common Stock is issued to the Director in settlement of the deferred stock, in an amount equal to the fair market value of the Common Stock acquired. The Company will be entitled to a tax deduction equal to the amount recognized as ordinary income by the Director.

    VOTE REQUIRED FOR APPROVAL. Approval of the Directors' Plan will require the affirmative vote of holders of a majority of the voting power of the issued and outstanding voting securities present in person or represented by proxy and entitled to vote. Anthony M. Marlon, a director and principal stockholder of the Company, intends to cast his votes "FOR" approval of the Directors' Plan.

    THE BOARD  OF DIRECTORS  CONSIDERS THE  DIRECTORS' PLAN  TO BE  IN THE  BEST
INTERESTS   OF  THE  COMPANY  AND  ITS  STOCKHOLDERS  AND  RECOMMENDS  THAT  THE
STOCKHOLDERS VOTE FOR APPROVAL.

ITEM NO. 4 -- RATIFICATION OF APPOINTMENT OF AUDITORS

APPOINTMENT OF AUDITORS

    The Board of Directors has appointed the firm of Deloitte & Touche, certified independent public accountants, as auditors of the Company for the year ending December 31, 1995. Although not required to do so, the Board has determined that it would be desirable to request ratification of this appointment by the holders of Common Stock of the Company. If such ratification is not received, the Board will reconsider the appointment. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and available for questions from stockholders. They will have the opportunity to make a statement if they so desire.

    THE BOARD OF DIRECTORS CONSIDERS DELOITTE & TOUCHE TO BE WELL-QUALIFIED AND RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, the Board of Directors knows of no other matters which may come before the Annual Meeting. However, if any further business should properly come before the Annual Meeting, the proxy holders named on the accompanying proxy card, or their substitutes, will vote on such business in accordance with their best judgment.

                           PROPOSALS OF STOCKHOLDERS

    Proposals which stockholders intend to present at the next Annual Meeting of Stockholders of the Company in May 1996 must be received by the Secretary of the Company at its principal executive offices (P.O. Box 15645, Las Vegas, Nevada 89114-5645) no later than December 2, 1995 for inclusion in the Company's Proxy Statement and proxy for that meeting and must be otherwise in compliance with applicable Securities and Exchange Commission regulations. Use of certified mail is suggested.

                         ANNUAL REPORT TO STOCKHOLDERS

    The Company's 1994 Annual Report to Stockholders, which includes financial statements for the fiscal year ended December 31, 1994, accompanies this Proxy Statement. The Annual Report does not constitute a part of the proxy materials.

    It is important that proxies be returned promptly. Therefore, stockholders are urged to fill in, date, sign and return the enclosed proxy card in the enclosed stamped envelope.

                                          By Order of the Board of Directors,

                                          [SIG]

                                          Frank E. Collins
                                          SECRETARY

Dated: March 31, 1995

                                                                       EXHIBIT A

                          SIERRA HEALTH SERVICES, INC.
                         1995 LONG-TERM INCENTIVE PLAN

    1. PURPOSE. The purpose of this 1995 Long-Term Incentive Plan (the "Plan") of Sierra Health Services, Inc., a Nevada corporation (the "Company"), is to advance the interests of the Company and its stockholders by providing a means to attract, retain, and reward executive officers and other key employees of the Company and its subsidiaries, to link compensation to measures of the Company's performance in order to provide additional stock-based incentives to such employees for the creation of stockholder value, and to enable such employees to acquire or increase a proprietary interest in the Company in order to promote a closer identity of interests between such employees and the Company's stockholders.

    2. DEFINITIONS. The definitions of awards under the Plan, including Options, SARs (including Limited SARs), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of other awards, and Other Stock-Based Awards are set forth in Section 6 of the Plan. Such awards, together with any other right or interest granted to a Participant under the Plan, are termed "Awards." The definitions of terms relating to a Change of Control of the Company are set forth in Section 8 of the Plan. In addition to such terms and the terms defined in Section 1, the following terms shall be defined as set forth below:

        (a) "Award Agreement" means any written agreement, contract, notice to a Participant, or other instrument or document evidencing an Award.

        (b) "Beneficiary" means the person, persons, trust, or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 9(b). If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive such benefits.

        (c) "Board" means the Board of Directors of the Company.

        (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code include regulations thereunder and successor provisions and regulations thereto.

        (e) "Committee" means the Stock Plan Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; PROVIDED, HOWEVER, that the Committee shall at all times consist of two or more directors each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act.

        (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act include rules thereunder and successor provisions and rules thereto.

        (g) "Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock as of any given date means the closing sale price of a share of common stock reported in the table entitled "New York Stock Exchange Composite Transactions" contained in THE WALL STREET JOURNAL (or an equivalent successor table) for such date or, if no such closing price was reported for such date, for the most recent trading day prior to such date for which such closing price was reported.

        (h) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

        (i) "Participant" means a person who, as an executive officer or key employee of the Company or a subsidiary, has been granted an Award under the Plan which remains outstanding.

        (j) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

        (k) "Stock" means the Common Stock, $.005 par value, of the Company and such other securities as may be substituted for Stock or such other securities pursuant to Section 4.

    3.  ADMINISTRATION.

    (a) AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

        (i) to select Participants to whom Awards may be granted;

        (ii) to determine the type or types of Awards to be granted to each Participant;

       (iii) to determine the number of Awards to be granted, the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule or performance conditions for the lapse of restrictions or conditions relating to transferability, forfeiture, exercisability, or settlement of an Award, and waivers, accelerations, or modifications thereof, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

       (iv) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, or an Award may be cancelled, forfeited, or surrendered;

        (v) to determine whether, to what extent, and under what circumstances cash, Stock, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Participant;

       (vi) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

       (vii) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

      (viii) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any
    Award, rules and regulations, Award Agreement, or other instrument hereunder; and

       (ix) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

    (b) MANNER OF EXERCISE OF COMMITTEE AUTHORITY. Unless authority is specifically reserved to the Board under the terms of the Plan, the Company's Certificate of Incorporation or Bylaws, or applicable law, the Committee shall have sole discretion in exercising authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, subsidiaries of the Company, Participants, any person claiming any rights under the Plan from or through any Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the

Company or any subsidiary of the Company the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions of the Committee as the Committee may determine, to the extent permitted under Rule 16b-3 and applicable law.

    (c)   LIMITATION  OF LIABILITY.    Each member  of  the Committee  shall  be
entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any subsidiary, the Company's independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on behalf of the Committee or members thereof shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

    4.  STOCK AVAILABLE UNDER PLAN; PER-PERSON AWARD LIMITATIONS; ADJUSTMENTS.

    (a) STOCK RESERVED FOR AWARDS. Subject to adjustment as hereinafter provided, the total number of shares of Stock reserved and available for issuance to Participants in connection with Awards under the Plan shall be 1,200,000 plus the number of shares reserved for the grant of awards under the Company's Second Amended and Restated 1986 Stock Option Plan and Second Restated Capital Accumulation Plan but which have not been and will not be issued under such plans (as determined at any time during the effectiveness of the Plan). No Award may be granted if the number of shares to which such Award relates, when added to the number of shares to which other then-outstanding Awards relate, exceeds the number of shares then remaining available for issuance under this
Section 4. If all or any portion of an Award is forfeited, settled in cash, or otherwise terminated without issuance of shares to the Participant, the shares to which such Award or portion thereof related shall again be available for Awards under the Plan; PROVIDED, HOWEVER, that shares withheld in payment of the exercise price of any Option or withholding taxes relating to Awards and shares equal to the number of Shares surrendered in payment of the exercise price of any Option or withholding taxes relating to Awards shall, for purposes of this provision, be deemed not to have been issued to the Participant in connection with such Awards under the Plan, and PROVIDED FURTHER, that, if any such shares could not again be available for Awards to a Participant who is subject to
Section 16 of the Exchange Act under applicable requirements of Rule 16b-3, such shares shall be available exclusively for Awards to Participants who are not subject to Section 16. The Committee may adopt procedures for the counting of shares relating to any Award to ensure appropriate counting and avoid double counting (in the case of tandem or substitute awards). Any shares of Stock issued pursuant to an Award may consist, in whole or in part, of authorized and unissued shares, treasury shares, or shares acquired in the market for the account of the Participant (which treasury shares or acquired shares will be deemed to have been "issued" pursuant to such Award).

    (b) ANNUAL INDIVIDUAL LIMITATIONS. During any calendar year, no Participant may be granted Options, SARs, and other Awards under the Plan with respect to more than 200,000 shares of Stock, subject to adjustment as provided in Section 4(c). For purposes of this Section 4(b), unless more restrictive counting is required in order for Awards to comply with the requirements of Code
Section 162(m) and regulations thereunder, this provision will limit the maximum number of shares that can be issued to a Participant under Awards (taking into consideration the terms of the Awards, including tandem exercise provisions).

    (c) ADJUSTMENTS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock reserved and available for Awards under Section 4(a), (ii) the number and kind of shares of outstanding Restricted Stock or relating to any other outstanding Award in connection with which shares have been issued, (iii) the number and kind of shares that may be issued in respect of other outstanding Awards, (iv) the exercise price, grant price, or purchase price relating to any Award (or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Award), and (v) the number of shares with respect to which Options, SARs, and other Awards may be granted to a Participant in any calendar year, as set forth in Section 4(b). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any subsidiary or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. The foregoing notwithstanding, no adjustments shall be authorized under this Section 4(c) with respect to ISOs or SARs in tandem therewith to the extent that such authority would cause the Plan or such Awards to fail to comply with Section 422 of the Code, and no such adjustment shall be authorized with respect to Options, SARs or other Awards subject to Section 7(f) to the extent that such authority would cause such Awards to fail to qualify as "qualified performance-based compensation" under Section 162(m)(4)(C) of the Code and regulations thereunder.

    5. ELIGIBILITY. Executive officers and other key employees of the Company and its subsidiaries, including any director who is also an executive officer or employee, are eligible to be granted Awards under the Plan. The foregoing notwithstanding, no member of the Committee shall be eligible to be granted Awards under the Plan.

    6.  SPECIFIC TERMS OF AWARDS.

    (a) GENERAL. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant or upon the occurrence of other events. Awards will be granted under the Plan in order to obtain for the Company and its subsidiaries the benefit of the services of Participants; accordingly, except as provided in Sections 6(f), 6(g), or 7(a) and to the extent required to comply with requirements of the Nevada General Corporation Law that lawful consideration be paid for Stock, no other consideration may be required in connection with the grant (but not the exercise) of any Award.

    (b) OPTIONS. The Committee is authorized to grant Options to Participants (including "reload" options automatically granted to offset specified exercises of options) on the following terms and conditions:

        (i) EXERCISE PRICE. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee; PROVIDED, HOWEVER, that, except as provided in Section 7(a), such exercise price shall be not less than the Fair Market Value of a share on the date of grant of such Option.

        (ii) TIME AND METHOD OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other Company plans, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants.

       (iii) ISOS. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that no ISO shall be granted more than ten years after the effective date of the Plan. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless the Participant has first requested such disqualification.

    (c) STOCK APPRECIATION RIGHTS. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

        (i) RIGHT TO PAYMENT. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right other than one related to an ISO, the Fair Market Value of one share at any time during a specified period before or after the date of exercise), over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which, except as provided in Section 7(a), shall be not less than the Fair Market Value of one share of Stock on the date of grant.

        (ii) OTHER TERMS. The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised upon the occurrence of a Change of Control (as such term is defined in Section 8(b) or as otherwise defined by the Committee) may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. Such Limited SARs may be either freestanding or in tandem with other Awards.

    (d)   RESTRICTED  STOCK.   The Committee  is authorized  to grant Restricted
Stock to Participants on the following terms and conditions:

        (i) GRANT AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the
    Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise as the Committee may determine; PROVIDED, HOWEVER, that Restricted Stock the grant of which is not conditioned upon achievement of any performance objective shall be subject to a restriction on transferability and a risk of forfeiture for a period of not less than three years after the date of grant (except that the Committee may accelerate the lapse of such restrictions in the event of the Participant's termination of employment due to death, disability, normal or approved early retirement, or involuntary termination by the Company or a subsidiary without "cause," as defined by the Committee). Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock or the right to receive dividends thereon.

        (ii) FORFEITURE. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; PROVIDED, HOWEVER, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, except as otherwise provided in Section 6(d)(i).

       (iii) CERTIFICATES FOR STOCK. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Company shall retain physical possession of the certificate, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

       (iv) DIVIDENDS AND DISTRIBUTIONS. Dividends paid on Restricted Stock shall be either paid at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Stock, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property is distributed.

    (e) DEFERRED STOCK. The Committee is authorized to grant Deferred Stock to Participants, subject to the following terms and conditions:

        (i) AWARD AND RESTRICTIONS. Issuance of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the
    Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, under such circumstances, in such installments, or otherwise as the Committee may determine.

        (ii) FORFEITURE. Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such risk of forfeiture shall be forfeited; PROVIDED, HOWEVER, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of terminations resulting from specified causes.

       (iii) DIVIDEND EQUIVALENTS. The Committee may provide that payments in the form of dividend equivalents will be credited in respect of Deferred Stock, which amounts may be paid or distributed when accrued or deemed reinvested in additional Deferred Stock.

    (f) BONUS STOCK AND AWARDS IN LIEU OF CASH OBLIGATIONS. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements; PROVIDED, HOWEVER, that, in the case of Participants subject to
Section 16 of the Exchange Act, the amount of such Stock or Awards shall be determined by the Committee in a manner conforming to the disinterested administration requirements of Rule 16b-3. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

    (g) OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock and factors that may influence the value of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Stock issued pursuant to an Award in the nature of a purchase right granted under this Section 6(g) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may be granted pursuant to this
Section 6(g).

    7.  CERTAIN PROVISIONS APPLICABLE TO AWARDS.

    (a) STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. The per share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Stock granted in substitution for an outstanding Award or award may be adjusted to reflect the in-the-money value of the surrendered Award or award.

    (b) TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee; PROVIDED, HOWEVER, that in no event shall the term of any ISO or an SAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

    (c) FORM OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents in respect of installment or deferred payments denominated in Stock.

    (d)  RULE 16B-3 COMPLIANCE.

        (i) SIX-MONTH HOLDING PERIOD. Unless a Participant could otherwise dispose of or exercise a derivative security or dispose of Stock issued under the Plan without incurring liability under Section 16(b) of the Exchange Act, (i) at least six months shall elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security and (ii) Stock granted or awarded under the Plan other than upon exercise or conversion of a derivative security shall be held for at least six months from the date of grant or award.

        (ii) REFORMATION TO COMPLY WITH EXCHANGE ACT RULES. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) under the Exchange Act in connection with any grant of Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act Rules or acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement relating to an Award does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under
    Section 16(b). In addition, the exercise price of any Award carrying a right to exercise granted to a Participant subject to Section 16 of the Exchange Act shall be not less than 50% of the Fair Market Value of Stock as of the date such Award is granted if such pricing limitation is required under Rule 16b-3 at the time of such grant.

    (e) LOAN PROVISIONS. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

    (f) PERFORMANCE-BASED AWARDS. The Committee may, in its discretion, designate any Award that is subject to the achievement of performance conditions as a performance-based Award subject to this Section 7(f), in order to qualify such Award as "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. The performance objectives for an Award subject to this Section 7(f) shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee but subject to this Section 7(f). Such performance objectives shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code and regulations thereunder. Business criteria used by the Committee in establishing such performance objectives shall be selected exclusively from among the following:

    (1) Annual return on equity;

    (2) Annual earnings per share;

    (3) Changes in annual revenues; and/or

    (4) Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures.

The levels of performance required with respect to such business criteria may be expressed in absolute or relative levels. Achievement of performance objectives with respect to such Awards shall be measured over a period of not less than one year nor more than five years, as the Committee may specify. Performance objectives may differ for such Awards to different Participants. The Committee shall specify the weighting to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with an Award subject to this Section 7(f), but may not exercise discretion to increase such amount, and the Committee may consider other performance criteria in exercising such discretion. All determinations by the Committee as to the achievement of performance objectives shall be in writing. The Committee may not delegate any responsibility with respect to an Award subject to this Section 7(f).

    8.  CHANGE OF CONTROL PROVISIONS.

    (a) In the event of a "Change of Control," as defined in this Section, the following acceleration provisions shall apply:

        (i) any outstanding Award carrying a right to exercise which Award was not previously exercisable and vested, shall become fully exercisable and vested, subject only to the restrictions set forth in Sections 7(d)(i) and 9(a); and

        (ii) The restrictions, deferral of settlement, and forfeiture conditions applicable to any other outstanding Award granted six months or more before the date of the Change of Control shall lapse and such Award shall be deemed fully vested, and any performance conditions imposed with respect to any such Award shall be deemed to be fully achieved, subject to the restrictions set forth in Sections 7(d)(i) and 9(a).

    (b) For purposes of the Plan, a "Change of Control" means a transaction or event in which, after the effective date of the Plan, (i) the Company shall merge or consolidate with any other corporation and shall not be the surviving corporation; (ii) the Company shall transfer all or substantially all of its assets to any other person; or (iii) any person shall have become the beneficial owner of more than 50% of the voting power of outstanding voting securities of the Company.

    9.  GENERAL PROVISIONS.

    (a) COMPLIANCE WITH LAWS AND OBLIGATIONS. The Company shall not be obligated to issue or deliver Stock in connection with any Award or take any other action under the Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

    (b) LIMITATIONS ON TRANSFERABILITY. Awards and other rights under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, will not be transferable by a Participant except by will or the laws of descent and distribution (or to a designated Beneficiary in the event of the Participant's death), and, if exercisable, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; PROVIDED, HOWEVER, that such Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries during the lifetime of the Participant in connection with the Participant's estate planning, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent then permitted under Rule 16b-3, consistent with the registration of the offer and sale of Stock on Form S-8 or Form S-3 or such other registration form of the Securities and Exchange Commission as may then be filed and effective with respect to the Plan, and permitted by the Committee. Awards and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to the claims of creditors.

    (c) NO RIGHT TO CONTINUED EMPLOYMENT; LEAVES OF ABSENCE. Neither the Plan nor any action taken hereunder shall be construed as giving any employee the right to be retained in the employ of the Company or any of its subsidiaries, nor shall it interfere in any way with the right of the Company or any of its subsidiaries to terminate any employee's employment at any time. Unless otherwise specified in the applicable Award Agreement, an approved leave of absence shall not be considered a termination of employment for purposes of an Award under the Plan.

    (d) TAXES. The Company and any subsidiary is authorized to withhold from any Award granted or to be settled, any delivery of Stock in connection with an Award, any other payment relating to an Award, or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

    (e) CHANGES TO THE PLAN AND AWARDS. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any amendment or alteration shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval; PROVIDED, HOWEVER, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any Award theretofore granted to him. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; PROVIDED, HOWEVER, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award.

    (f) NO RIGHTS TO AWARDS; NO STOCKHOLDER RIGHTS. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred and delivered to the Participant in accordance with the terms of the Award or, in the case of an Option, the Option is duly exercised.

    (g) UNFUNDED STATUS OF AWARDS; CREATION OF TRUSTS. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; PROVIDED, HOWEVER, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Stock, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

    (h) NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

    (i) NO FRACTIONAL SHARES. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

    (j) COMPLIANCE WITH CODE SECTION 162(M). It is the intent of the Company that Options, SARs, and other Awards designated as Awards subject to Section 7(f) shall constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder (including Proposed Regulation 1.162-27). Accordingly, if any provision of the Plan or any Award Agreement relating to such an Award does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

    (k) GOVERNING LAW. The validity, construction, and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement will be determined in accordance with the Nevada General Corporation Law and other laws (including those governing contracts) of the State of Nevada, without giving effect to principles of conflicts of laws, and applicable federal law.

    (l) EFFECTIVE DATE, STOCKHOLDER APPROVAL, AND PLAN TERMINATION. The Plan shall become effective if, and at such time as, the stockholders of the Company have approved it by the affirmative votes of the holders of a majority of the voting securities of the Company present, or represented, and entitled to vote on the subject matter at a duly held meeting of stockholders. Unless earlier terminated by action of the Board of Directors, the Plan will remain in effect until such time as no Stock remains available for delivery under the Plan and the Company has no further rights or obligations under the Plan with respect to outstanding Awards under the Plan.

As recommended by the Stock Plan Committee
and adopted by the Board of Directors:                        February 14, 1995.

                                                                       EXHIBIT B

                          SIERRA HEALTH SERVICES, INC.
                    1995 NON-EMPLOYEE DIRECTORS' STOCK PLAN

    1. PURPOSE. The purpose of this 1995 Non-Employee Directors' Stock Plan (the "Plan") of Sierra Health Services, Inc. (the "Company") is to advance the interests of the Company and its stockholders by providing a means to attract and retain highly qualified persons to serve as non-employee directors of the Company and to promote ownership by such directors of a greater proprietary interest in the Company, thereby aligning such directors' interests more closely with the interests of stockholders of the Company.

    2. DEFINITIONS. In addition to terms defined elsewhere in the Plan, the following terms are defined as set forth below:

        (a) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code include regulations thereunder and successor provisions and regulations thereto.

        (b) "Change of Control" means a transaction or event in which, after the effective date of the Plan, (i) the Company shall merge or consolidate with any other corporation and shall not be the surviving corporation; (ii) the Company shall transfer all or substantially all of its assets to any other person; or (iii) any person shall have become the beneficial owner of more than 50% of the voting power of outstanding voting securities of the Company.

        (c) "Deferred Stock" means the credits to a Participant's deferral account under Section 7, each of which represents the right to receive one share of Stock upon settlement of the deferral account. Deferral accounts, and Deferred Stock credited thereto, are maintained solely as bookkeeping entries by the Company evidencing unfunded obligations of the Company.

        (d) "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act include rules thereunder and successor provisions and rules thereto.

        (e) "Fair Market Value" of Stock means, as of any given date, the closing sale price of a share of Stock reported in the table entitled "New York Stock Exchange Composite Transactions" contained in THE WALL STREET JOURNAL (or an equivalent successor table) for such date or, if no such closing price was reported for such date, for the most recent trading day prior to such date for which such closing price was reported.

        (f) "Option" means the right, granted to a director under Section 6, to purchase a specified number of shares of Stock at the specified exercise price for a specified period of time under the Plan. All Options will be non-qualified stock options.

        (g) "Participant" means a director of the Company who is granted an Option or who receives fees in the form of Stock or defers fees in the form of Deferred Stock under the Plan.

        (h) "Stock" means the Common Stock, $.005 par value, of the Company and such other securities as may be substituted for Stock or such other securities pursuant to Section 8.

    3.   SHARES AVAILABLE UNDER THE PLAN.   Subject to adjustment as provided in
Section 8, the total number of shares of Stock reserved and available for issuance under the Plan is 60,000. Such shares may be authorized but unissued shares, treasury shares, or shares acquired in the market for the account of the Participant. For purposes of the Plan, shares that may be purchased upon exercise of an Option or delivered in settlement of Deferred Stock will not be considered to be available after such Option has been granted or Deferred Stock credited, except for purposes of issuance in connection with such Option or Deferred Stock; PROVIDED, HOWEVER, that, if an Option expires for any reason without having been exercised in full, the shares subject to the unexercised portion of such Option will again be available for issuance under the Plan.

    4. ADMINISTRATION OF THE PLAN. The Plan will be administered by the Board of Directors of the Company; PROVIDED, HOWEVER, that any action by the Board or such Committee relating to the Plan will be taken only if, in addition to any other required vote, such action is approved by the affirmative vote of a majority of the directors who are not then eligible to participate in the Plan.

    5. ELIGIBILITY. Each director of the Company who, on any date on which an Option is to be granted under Section 6 or on which fees are to be paid which could be received in the form of Stock or deferred in the form of Deferred Stock under Section 7, is not an employee of the Company or any subsidiary of the Company will be eligible, at such date, to be granted an Option under Section 6 or receive fees in the form of Stock or defer fees in the form of Deferred Stock under Section 7. No person other than those specified in this Section 5 will be eligible to participate in the Plan.

    6. OPTIONS. An Option to purchase 3,000 shares of Stock, subject to adjustment as provided in Section 8, will be automatically granted (i) to a person who is first elected or appointed to serve as a member of the Board of Directors of the Company after the effective date of the Plan, on the date of such election or appointment, if such director is eligible to be granted an Option at that date, and (ii) to each member of the Board of Directors of the Company on January 20, 1996 and on each January 20 thereafter if such director is eligible to be granted an Option at that date and has not otherwise been granted an Option under this Section 6 during the six-month period prior to and including the date the Option would otherwise be granted hereunder. Options will be subject to the following terms and conditions:

        (a) EXERCISE PRICE. The exercise price per share of Stock purchasable upon exercise of an Option will be equal to 100% of the Fair Market Value of Stock on the date of grant of the Option.

        (b) OPTION EXPIRATION. A Participant's Option will expire at the earlier of (i) ten years after the date of grant, (ii) one year after the date the Participant ceases to serve as a director of the Company due to death or disability, or (iii) six months after the Participant ceases to serve as a director of the Company for any other reason; PROVIDED, HOWEVER, that, if the Participant dies during the one year after ceasing to serve as a director due to disability or during the six months after ceasing to serve as a director for reasons other than disability, the expiration shall be delayed until the earlier of one year after the Participant's death or ten years after the date of grant of the Option.

        (c) EXERCISABILITY. Each Option will become cumulatively exercisable as to 20% of the shares of Stock subject to such Option on each anniversary of the date of grant; PROVIDED, HOWEVER, that a Participant's Option will become immediately exercisable in full at the time the Participant ceases to serve as a director due to death or disability or, in the case of an Option granted six months or more prior to a Change of Control, upon such Change of Control; and PROVIDED FURTHER, that a Participant's Option may be exercised after the Participant ceases to serve as a director for any reason other than death or disability only to the extent that the Option was exercisable at the date he or she ceased to be a director.

        (d) METHOD OF EXERCISE. A Participant may exercise an Option, in whole or in part, at such time as it is exercisable and prior to its expiration, by giving written notice of exercise to the Secretary of the Company, specifying the Option to be exercised and the number of shares of Stock to be purchased, and paying in full the exercise price in cash (including by check) or by surrender of shares of Stock already owned by the Participant (except for shares acquired from the Company by exercise of an option less than six months before the date of surrender) having a Fair Market Value at the time of exercise equal to the exercise price, or by a combination of cash and Stock.

    7. RECEIPT OF STOCK OR DEFERRED STOCK IN LIEU OF FEES. Each director of the Company may, in lieu of receipt of fees in his or her capacity as a director (including annual retainer fees for service on the

Board, fees for service on a Board committee, fees for service as chairman of a Board committee, and any other fees paid to directors) in cash, receive such fees in the form of Stock or defer receipt of such fees in the form of Deferred Stock in accordance with this Section 7; PROVIDED, HOWEVER, that such director is eligible to do so under Section 5 at the date any such fee is otherwise payable.

    (a) ELECTIONS. Each director who elects to receive fees for a given calendar year in the form of Stock or to defer fees in the form of Deferred Stock for such year must file an irrevocable written election with the Secretary of the Company no later than six months before the due date for the first fee payment during such calendar year, and in no event later than December 31 of the year preceding such calendar year; PROVIDED, HOWEVER, that, with respect to 1995, directors may file such election at any time prior to March 29, 1995; and PROVIDED FURTHER, that any newly elected or appointed director may file an election for any year not later than 30 days after the date such person first became a director. An election by a director shall be deemed to be continuing and therefore applicable to subsequent Plan years unless the director revokes or changes such election by filing a new election form by the due date for such form specified in this Section 7(a). The election must specify the following:

        (i) A percentage of fees to be received in the form of Stock or deferred in the form of Deferred Stock under the Plan; and

        (ii) In the case of a deferral, the period or periods during which settlement of Deferred Stock will be deferred (subject to such limitations as may be specified by counsel to the Company).

Certain elections may not result in receipt of Stock or deferral of fees as Deferred Stock for a six-month period, as provided in Section 7(g).

    (b) PAYMENT OF FEES IN THE FORM OF STOCK. At any date on which fees are payable to a Participant who has elected to receive such fees in the form of Stock, the Company will issue to such Participant, or to an account maintained by a third party and designated by such Participant, a number of shares of Stock having an aggregate Fair Market Value at that date equal to the fees, or as nearly as possible equal to the fees (but in no event greater than the fees), that would have been payable at such date but for the Participant's election to receive Stock in lieu thereof. If the Stock is to be credited to an account maintained by the Participant and to the extent reasonably practicable without requiring the actual issuance of fractional shares, the Company shall cause fractional shares to be credited to the Participant's account. If fractional shares are not so credited, any part of the Participant's fees not paid in the form of whole shares of Stock will be payable in cash to the Participant (either separately or included in a subsequent payment of fees, including a subsequent payment of fees subject to an election under this Section 7).

    (c) DEFERRAL OF FEES IN THE FORM OF DEFERRED STOCK. The Company will establish a deferral account for each Participant who elects to defer fees in the form of Deferred Stock under this Section 7. At any date on which fees are payable to a Participant who has elected to defer fees in the form of Deferred Stock, the Company will credit such Participant's deferral account with a number of shares of Deferred Stock equal to the number of shares of Stock having an aggregate Fair Market Value at that date equal to the fees that otherwise would have been payable at such date but for the Participant's election to defer receipt of such fees in the form of Deferred Stock. The amount of Deferred Stock so credited shall include fractional shares calculated to at least three decimal places.

    (d) CREDITING OF DIVIDEND EQUIVALENTS. Whenever dividends are paid or distributions made with respect to Stock, a Participant to whom Deferred Stock is then credited in a deferral account shall be entitled to be receive, as dividend equivalents, an amount equal in value to the amount of the dividend paid or property distributed on a single share of Stock multiplied by the number of shares of Deferred Stock (including any fractional share) credited to his or her deferral account as of the record date for such dividend or distribution. Such dividend equivalents shall be credited to the Participant's deferral account as a number of shares of Deferred Stock determined by dividing the aggregate value of such dividend equivalents by the Fair Market Value of a share of Stock at the payment date of the dividend or distribution.

    (e)     SETTLEMENT  OF  DEFERRAL  STOCK.     The  Company  will  settle  the
Participant's deferral account by delivering to the Participant (or his or her beneficiary) a number of shares of Stock equal to the number of whole shares of Deferred Stock then credited to his or her deferral account (or a specified portion in the event of any partial settlement), together with cash in lieu of any fractional share remaining at a time that less than one whole share of Deferred Stock is credited to such deferral account. Such settlement shall be made at the time or times specified in the Participant's election filed in accordance with Section 7(a); PROVIDED, HOWEVER, that a Participant may further defer settlement of Deferred Stock if counsel to the Company determines that such further deferral likely would be effective under applicable federal income tax laws and regulations.

    (f) DESIGNATION OF BENEFICIARY. Each Participant may designate one or more beneficiaries to receive the amounts distributable from the Participant's deferral account under the Plan in the event of such Participant's death, and the terms of any such distribution, on forms provided by the Company. The Company may rely upon the beneficiary designation last filed in accordance with this Section 7(f).

    (g) DELAYED EFFECTIVENESS OF ELECTIONS IN ORDER TO COMPLY WITH RULE 16B-3. Other provisions of this Section 7 notwithstanding, if any payment of fees in the form of Stock or deferral of fees in the form of Deferred Stock would occur less than six months after the Participant filed the irrevocable election which would result in such payment or deferral and at a time when the Company's employee benefit plans are being operated in conformity with Rule 16b-3 under the Exchange Act as in effect on and after May 1, 1991, such fees shall be paid in cash on a non-deferred basis.

    (f) NONFORFEITABILITY. The interest of each Participant in any fees paid in the form of Stock or Deferred Stock (and any deferral account relating thereto) at all times will be nonforfeitable.

    8.  ADJUSTMENT PROVISIONS.

    (a) CORPORATE TRANSACTIONS AND EVENTS. In the event any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split or reverse split, stock dividend, other extraordinary dividend having a value in excess of 150% of the aggregate quarterly dividends paid during the 12-month period preceding the record date therefor, liquidation, dissolution, or other similar corporate transaction or event affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of each Participant's rights under the Plan, then an adjustment shall be made, in a manner that is proportionate to the change to the Stock and otherwise equitable, in (i) the number and kind of shares of Stock remaining available for issuance under the Plan, (ii) the number and kind of shares of Stock to be subject to each automatic grant of an Option under Section 6, (iii) the number and kind of shares of Stock issuable upon exercise of outstanding Options, and/or the exercise price per share thereof (provided that no fractional shares will be issued upon exercise of any Option), (iv) the kind of shares of Stock to be issued in lieu of fees under Section 7, and (v) the number and kind of shares of Stock to be issued upon settlement of Deferred Stock under Section 7. The foregoing notwithstanding, no adjustment may be made hereunder except as will be necessary to maintain the proportionate interest of the Participant under the Plan and to preserve, without exceeding, the value of outstanding Options and potential grants of Options.

    (b) INSUFFICIENT NUMBER OF SHARES. If at any date an insufficient number of shares of Stock are available under the Plan for the automatic grant of Options or the receipt of fees in the form of Stock or deferral of fees in the form of Deferred Stock at that date, Options will first be automatically granted proportionately to each eligible director, to the extent shares are then available (provided that no fractional shares will be issued upon exercise of any Option) and otherwise as provided under

Section 6, and then, if any shares remain available, fees shall be paid in the form of Stock or deferred in the form of Deferred Stock proportionately among directors then eligible to participate to the extent shares are then available and otherwise as provided under Section 7.

    9. CHANGES TO THE PLAN. The Board of Directors may amend, alter, suspend, discontinue, or terminate the Plan or authority to grant Options or pay fees in the form of Stock or Deferred Stock under the Plan without the consent of stockholders or Participants, except that any amendment or alteration will be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system, and the Board may otherwise determine to submit other such amendments or alterations to stockholders for approval; PROVIDED, HOWEVER, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any previously granted Option or any previous payment of fees in the form of Stock or deferral of fees in the form of Deferred Stock; and, PROVIDED FURTHER, that any Plan provision that specifies the directors who may receive grants of Options, the amount and price of shares of Stock that may be purchased upon the exercise of Options granted to such directors, and the timing of such grants of Options to such directors, or is otherwise a "plan provision" referred to in Rule 16b-3(c)(2)(ii)(B) under the Exchange Act, shall not be amended more than once every six months, other than to comport with changes in the Code or the rules thereunder.

    10.  GENERAL PROVISIONS.

    (a) AGREEMENTS. Options, Deferred Stock, and any other right under the Plan may be evidenced by agreements or other documents executed by the Company and the Participant incorporating the terms and conditions set forth in the Plan, together with such other terms and conditions not inconsistent with the Plan, as the Board of Directors may from time to time approve.

    (b) COMPLIANCE WITH LAWS AND OBLIGATIONS. The Company will not be obligated to issue or deliver shares of Stock in connection with any Option, in payment of any directors' fees, or in settlement of Deferred Stock in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any stock exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

    (c) LIMITATIONS ON TRANSFERABILITY. Options, Deferred Stock, and any other right under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution (or to a designated beneficiary in the event of a Participant's death), and will be exercisable during the lifetime of the Participant only by such Participant or his or her guardian or legal representative; PROVIDED, HOWEVER, that Options and Deferred Stock (and rights relating thereto) may be transferred to one or more trusts or other beneficiaries during the lifetime of the Participant for purposes of the Participant's estate planning, and may be exercised by such transferees in accordance with the terms thereof, but only if and to the extent then permitted under Rule 16b-3 under the Exchange Act and consistent with the registration of the offer and sale of shares of Stock related thereto on Form S-8, Form S-3, or such other registration form of the Securities and Exchange Commission as may then be filed and effective with respect to the Plan. Options, Deferred Stock, and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to the claims of creditors of any Participant.

    (d) COMPLIANCE WITH RULE 16B-3. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 under the Exchange Act. Accordingly, if any provision of this Plan or any agreement hereunder does not comply with the requirements of Rule 16b-3 as then applicable to a Participant, or would preclude a director of the Company from being deemed a "disinterested person" within the meaning of Rule 16b-3, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements with respect to such Participant and ensure the director's status as a "disinterested person" is unaffected. In addition, the Board of Directors will have no authority to make any amendment, alteration, suspension, discontinuation, or termination of the Plan under
Section 9 and the Board of Directors will have no authority to make any adjustment under Section 8, amend any agreement hereunder, or take any other action if and to the extent such authority would cause a transaction under the Plan by a Participant not to be exempt, or would preclude a director from being deemed a "disinterested person," under Rule 16b-3.

    (e) CONTINUED SERVICE AS AN EMPLOYEE. If a Participant ceases serving as a director of the Company and, immediately thereafter, is employed by the Company or any subsidiary of the Company, then, solely for purposes of Sections 6(b) and
(c), such Participant will not be deemed to have ceased service as a director at that time and his or her continued employment by the Company or any subsidiary will be deemed to be continued service as a director.

    (f) NO RIGHT TO CONTINUE AS A DIRECTOR. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant any right to continue to serve as a director of the Company.

    (g) NO STOCKHOLDER RIGHTS CONFERRED. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant (or any person or entity claiming rights by or through a Participant) any rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such Participant (or person) or his or her account maintained by a third party or, in the case an Option, such Option is validly exercised in accordance with Section 6.

    (h) NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board of Directors nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for directors as it may deem desirable.

    (i) GOVERNING LAW. The validity, construction, and effect of the Plan and any agreement hereunder will be determined in accordance with the Nevada General Corporation Law and other laws (including those governing contracts) of the State of Nevada, without giving effect to principles of conflicts of laws, and applicable federal law.

    11. STOCKHOLDER APPROVAL, EFFECTIVE DATE, AND PLAN TERMINATION. The Plan will be effective if, and at such time as, the stockholders of the Company have approved it by the affirmative votes of the holders of a majority of the voting securities of the Company present, or represented, and entitled to vote on the subject matter at a duly held meeting of stockholders, PROVIDED, HOWEVER, that such approval is obtained not later than the final adjournment of the first annual meeting of stockholders of the Company held after the date the Board of Directors has adopted the Plan. Unless earlier terminated by action of the Board of Directors, the Plan will remain in effect until such time as no shares of Stock remain available for issuance under the Plan and the Company and Participants have no further rights or obligations under the Plan.

Adopted by the Board of Directors:                             February 14, 1995

                          SIERRA HEALTH SERVICES, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 16, 1995

    The undersigned holder of shares of Common Stock of SIERRA HEALTH SERVICES, INC. (the "Company") hereby appoints William J. Raggio and Erin E. MacDonald or either of them acting singly in the absence of the other, with full power of substitution, the Proxies of the undersigned at the Annual Meeting of Stockholders of the Company to be held May 16, 1995 and at any adjournments thereof.

1.   Election of Directors  FOR all nominees listed below                 WITHHOLD AUTHORITY
                            (except as marked to the contrary below) / /  to vote for all nominees listed below / /

                 Anthony M. Marlon, M.D. and Thomas Y. Hartley

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list above.)

2.   To approve the adoption of the Company's 1995 Long-Term Incentive Plan.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3.   To approve the adoption of the Company's 1995 Non-Employee Directors' Stock Plan

            / /  FOR            / /  AGAINST            / /  ABSTAIN

4.   To ratify the appointment of Deloitte & Touche as the Company's auditors for 1995.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

5.   To transact such other business as may properly come before the meeting or any adjournments thereof.

                                    (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 THROUGH 4. THE PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT WITH RESPECT TO ANY MATTERS REFERRED TO IN ITEM 5.

                                              NOTE: Please sign exactly as  your
                                              name  or names appear herein. When
                                              signing as an executor,
                                              administrator, corporation,
                                              officer, attorney, agent,  trustee
                                              or guardian, etc., please add your
                                              full title to your signature.
                                              __________________________________
                                              Signature
                                              __________________________________
                                              Signature
                                              Date _____________________________